                                                                    EXHIBIT 10.5
                                    FORM OF



                          ---------------------------

                    PARTICIPATION AGREEMENT (GARC II 98-A)

                         Dated as of September 1, 1998

                                     among

                   GENERAL AMERICAN RAILCAR CORPORATION II,
                                  as Lessee,

                 GENERAL AMERICAN TRANSPORTATION CORPORATION,
                               as Lessee Parent,

                 GENERAL AMERICAN TRANSPORTATION CORPORATION,
                                  as Manager,

           GARC II 98-A RAILCAR TRUST, BY WILMINGTON TRUST COMPANY,
                               as Owner Trustee,

                             [OWNER PARTICIPANT],
                             as Owner Participant,

                     STATE STREET BANK AND TRUST COMPANY,
                             as Indenture Trustee

                                      and

                     STATE STREET BANK AND TRUST COMPANY,
                            as Pass Through Trustee

                       Tank Cars and Covered Hopper Cars

                          ---------------------------

                               TABLE OF CONTENTS

SECTION 1.   DEFINITIONS; INTERPRETATION OF THIS AGREEMENT

SECTION 2.   SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST;
             CLOSING; TRANSACTION COSTS
             Section  2.1.   Sale and Purchase..............................................................  3
             Section  2.2.   Participation in Equipment Cost................................................  3
             Section  2.3.   Closing Date; Procedure for Participation......................................  3
             Section  2.4.   Owner Participant's Instructions to the Owner..................................  5
             Trustee; Satisfaction of Conditions.
             Section  2.5.   Expenses.......................................................................  5
             Section  2.6.   Calculation of Adjustments to Basic Rent,
             Confirmation and Verification..................................................................  8
             Stipulated Loss Value and Termination Value;
             Section  2.7.   Postponement of Closing Date................................................... 11

SECTION 3.   REPRESENTATIONS AND WARRANTIES
             Section  3.1.   Representations and Warranties of WTC.......................................... 13
             Section  3.2.   Representations and Warranties of the Lessee................................... 15
             Section  3.3.   Representations and Warranties of the Indenture
                             Trustee........................................................................ 19
             Section  3.4.   Representations, Warranties and Covenants
             Regarding Beneficial Interest and Equipment
                             Notes.......................................................................... 21
             Section  3.5.   Representations and Warranties of the Pass..................................... 21
             Through Trustee.
             Section  3.6.   Representations and Warranties of the Owner
                             Participant.................................................................... 23
             Section  3.7.   Representations and Warranties of the Lessee................................... 25
             Parent.
             Section  3.8.   Opinion Acknowledgment......................................................... 28

SECTION 4.   CLOSING CONDITIONS
             Section  4.1.   Conditions Precedent to Investment by Each
                             Participant.................................................................... 28
             Section  4.2.   Additional Conditions Precedent to Investment by
             the Pass Through Trustee and Indenture
                             Trustee........................................................................ 34
             Section  4.3.   Additional Conditions Precedent to Investment
                             by the Owner Participant....................................................... 34
             Section  4.4.   Conditions Precedent to the Obligation of the

                                  Lessee.................................................................... 35

SECTION 5.     FINANCIAL AND OTHER REPORTS OF THE LESSEE

SECTION 6.     CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES
               AND THE LESSEE
               Section  6.1.      Restrictions on Transfer of Beneficial Interest........................... 38
               Section  6.2.      Lessor's Liens Attributable to the Owner
                                  Participant............................................................... 41
               Section  6.3.      Lessor's Liens Attributable to WTC........................................ 41
               Section  6.4.      Liens Created by the Indenture Trustee and the
                                  Loan Participant.......................................................... 42
               Section  6.5.      Covenants of Owner Trustee, Owner Participant
                                  and Indenture Trustee..................................................... 43
               Section  6.6.      Amendments to Operative Agreements........................................ 43
               Section  6.7.      Certain Representations, Warranties and
                                  Covenants................................................................. 43
               Section  6.8.      Covenants of the Manager.................................................. 43
               Section  6.9.      Lessee's Purchase in Certain Circumstances................................ 44
               Section  6.10.     Owner Participant as Affiliate of Lessee.................................. 45

SECTION 7.     LESSEE'S INDEMNITIES
               Section  7.1.      General Tax Indemnity..................................................... 45
               Section  7.2.      General Indemnification................................................... 54
               Section  7.3.      Indemnification by Lessee Parent.......................................... 58

SECTION 8.     LESSEE'S RIGHT OF QUIET ENJOYMENT

SECTION 9.     SUCCESSOR INDENTURE TRUSTEE

SECTION 10.    MISCELLANEOUS
               Section  10.1.     Consents.................................................................. 61
               Section  10.2.     Refinancing............................................................... 61
               Section  10.3.     Amendments and Waivers.................................................... 63
               Section  10.4.     Notices................................................................... 64
               Section  10.5.     Survival.................................................................. 66
               Section  10.6.     No Guarantee of Residual Value or Debt.................................... 67
               Section  10.7.     Successors and Assigns.................................................... 67
               Section  10.8.     Business Day.............................................................. 67
               Section  10.9.     Governing Law............................................................. 67
               Section  10.10.    Severability.............................................................. 67
               Section  10.11.    Counterparts.............................................................. 67
               Section  10.12.    Headings and Table of Contents............................................ 68

      Section  10.13.        Limitations of Liability............................................................. 68
      Section  10.14.        Maintenance of Non-Recourse Debt..................................................... 69
      Section  10.15.        Ownership of and Rights in Units..................................................... 69
      Section  10.16.        No Petition.......................................................................... 69
      Section  10.17.        Consent To Jurisdiction.............................................................. 70
      Section  10.18.        WAIVER OF JURY TRIAL................................................................. 71
      Section  10.19.        Lessee Parent Status................................................................. 71

EXHIBITS AND SCHEDULES
----------------------

Exhibit A-1   -   Form of Certificate of Insurance Broker Confirming Insurance
                  Coverage (Primary Liability)
Exhibit A-2   -   Form of Certificate of Insurance Broker Confirming Insurance
                  Coverage (Excess Liability)
Exhibit B     -   Insurance Requirements
Exhibit C     -   Form of Transfer Agreement
Exhibit D     -   Form of Notice of Assignment of Existing Car Service Contract
[Exhibit E    -   Equity Information]

Schedule 1    -   Description of Equipment, Designation of Basic Groups,
                  Designation of Functional Groups, and Equipment Cost
Schedule 1A   -   List of Existing Car Service Contracts
Schedule 2    -   Commitment Percentage and Payment Information for Participants
Schedule 3    -   Schedule of Basic Rent Payments
Schedule 4    -   Schedule of Stipulated Loss Value and Termination Value
Schedule 5    -   Terms of Equipment Notes
Schedule 6    -   Purchase Information

                    PARTICIPATION AGREEMENT (GARC II 98-A)

      This PARTICIPATION AGREEMENT (GARC II 98-A), dated as of September 1, 1998 (this "Agreement"), is by and among (i) General American Railcar Corporation II, a Delaware corporation (together with its permitted successors and assigns, the "Lessee"), (ii) General American Transportation Corporation, a New York corporation, as Lessee Parent (the "Lessee Parent"), (iii) General American Transportation Corporation, a New York corporation, as Manager (together with its permitted successors and assigns, the "Manager") under the Management Agreement (such term and other defined terms used herein shall have the meanings assigned thereto in Section 1 below), (iv) GARC II 98-A Railcar Trust, a Delaware business trust, by Wilmington Trust Company ("WTC"), not in its individual capacity except as expressly provided herein but solely as trustee under the Trust Agreement (together with its permitted successors and assigns, the "Owner Trustee"), (v) [Owner Participant], a ___________ corporation (together with its permitted successors and assigns, the "Owner Participant"),
(vi) State Street Bank and Trust Company, as trustee under the Indenture (together with its permitted successors and assigns, the "Indenture Trustee"), and (vii) State Street Bank and Trust Company, not in its individual capacity except as expressly provided herein but solely as Pass Through Trustee under the Pass Through Trust Agreement (herein in such capacity, together with its permitted successors and assigns, called the "Pass Through Trustee" or the "Loan Participant"). The Owner Participant and the Loan Participant are sometimes hereinafter referred to collectively as the "Participants".

                                  WITNESSETH:

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Owner Participant and WTC have entered into the Trust Agreement pursuant to which the Owner Trustee agrees, among other things, to hold the Trust Estate for the benefit of the Owner Participant thereunder on the terms specified in the Trust Agreement, subject, however, to the Lien created under the Indenture and, subject to the terms and conditions hereof, to purchase the Equipment described in Schedule 1 hereto from the Lessee and concurrently therewith to lease such Equipment to the Lessee;

      WHEREAS, pursuant to the Pass Through Trust Agreement, on the Closing Date, a grantor trust will be created to facilitate the financing contemplated hereby;

      WHEREAS, on or prior to the Closing Date, the Owner Trustee and the Indenture Trustee will enter into the Indenture, pursuant to which the Owner Trustee will agree, among other things, to issue to the Pass Through Trustee, as Loan Participant, the Equipment Notes as evidence of the loan made by the Loan Participant in connection with the financing of the Total Equipment Cost;

      WHEREAS, Lessee Parent will on the Closing Date, pursuant to the Transfer and Assignment Agreement (i) sell to the Lessee all of Lessee Parent's right, title and interest in and to the Equipment, and (ii) contribute to the capital of the Lessee all of Lessee Parent's right, title

                                        [Participation Agreement (GARC II 98-A)]

and interest in and to any and all lease agreements with customers of Lessee Parent in respect of the Equipment and under which Lessee Parent is the lessor (such lease agreements, together with the other lease agreements being assigned to the Lessee on the Closing Date pursuant to the Transfer and Assignment Agreement are hereinafter referred to collectively as the "Existing Car Service Contracts");

      WHEREAS, pursuant to the terms of the Trust Agreement, the Owner Participant has authorized and directed the Owner Trustee, immediately following the transactions described in the preceding paragraph, (i) to accept delivery from the Lessee of the Bill of Sale evidencing the purchase and transfer of title of each Unit to the Owner Trustee and (ii) to execute and deliver the Lease, pursuant to which, subject to the terms and conditions set forth therein, the Owner Trustee agrees to lease to the Lessee, and the Lessee agrees to lease from the Owner Trustee, each Unit to be delivered on the Closing Date, such lease to be evidenced by the execution and delivery of a Lease Supplement covering such Units;

      WHEREAS, concurrently with the execution and delivery of this Agreement, Lessee Parent and the Owner Participant will enter into the Tax Indemnity Agreement relating to the Equipment;

      WHEREAS, the proceeds from the sale of the Equipment Notes to the Loan Participant will be applied, together with the equity contribution made by the Owner Participant pursuant to this Agreement, to effect the purchase of the Equipment by the Owner Trustee as contemplated hereby; and

      WHEREAS, concurrently with the execution and delivery of this Agreement, the Lessee and the Manager have entered into the Management Agreement, pursuant to which the Manager will provide management services with respect to the Equipment.

      NOW, THEREFORE, in consideration of the mutual agreements herein contained and other good and valuable consideration, receipt of which is acknowledged, the parties hereto agree as follows:

 SECTION 1.  DEFINITIONS; INTERPRETATION OF THIS AGREEMENT.

      Unless otherwise defined herein or unless the context shall otherwise require, capitalized terms used in this Agreement shall have the meanings assigned to such terms in Appendix A to the Equipment Lease Agreement (GARC II 98-A) dated as of September 1, 1998 between the Owner Trustee and the Lessee. Unless otherwise indicated, all references herein to Sections, Schedules and Exhibits refer to Sections, Schedules and Exhibits of this Agreement.

                                        [Participation Agreement (GARC II 98-A)]

 SECTION 2. SALE AND PURCHASE; PARTICIPATION IN EQUIPMENT COST; CLOSING; TRANSACTION COSTS.

      Section  2.1.   Sale and Purchase.  Subject to the terms and
                      -----------------
conditions hereof and on the basis of the representations and warranties set forth herein, the Lessee agrees to sell to the Owner Trustee, and the Owner Trustee agrees to purchase from the Lessee, on the Closing Date and immediately following consummation of the transactions described in the fourth recital clause above, the Equipment described in Schedule 1, and in connection therewith, the Owner Trustee agrees to pay to the Lessee the cost for each Unit as specified in Schedule 1. On the Closing Date, the Lessee shall deliver each Unit to the Owner Trustee, and the Owner Trustee shall accept such delivery.

      Section  2.2.   Participation in Equipment Cost.
                      -------------------------------

          (a)         Equity Participation. On the Closing Date, subject to the
                      --------------------
terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Owner Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making an equity investment in the beneficial ownership of such Units in the amount equal to the product of the Total Equipment Cost for the Units delivered on the Closing Date and the percentage set forth opposite the Owner Participant's name in Schedule 2 (the "Owner Participant's Commitment"). The aggregate amount of the Owner Participant's Commitment plus the aggregate amount of Transaction Costs payable by the Owner Participant shall not exceed the sum of (x) the Owner Participant's Commitment and (y) 1.15% of the Total Equipment Cost. The Owner Participant's Commitment shall be paid to the Indenture Trustee to be held (but not as part of the Indenture Estate) and applied on behalf of the Owner Trustee toward payment of the Total Equipment Cost as provided in
Section 2.3.

          (b)         Debt Participation. On the Closing Date, subject to the
                      ------------------
terms and conditions hereof and on the basis of the representations and warranties set forth herein, the Loan Participant agrees to participate in the payment of the Total Equipment Cost for the Units delivered on the Closing Date by making a secured loan, not from its own funds but solely from funds available to it for such purpose under the Pass Through Trust to be evidenced by the Equipment Note, to the Owner Trustee in the amount equal to the product of the Total Equipment Cost for the Units delivered on the Closing Date and the percentage set forth opposite such Loan Participant's name in Schedule 2 (the "Loan Participant's Commitment"). The Equipment Notes shall bear interest at the Debt Rate.

      Section  2.3.   Closing Date; Procedure for Participation.
                      -----------------------------------------

          (a) Notice of Closing Date. Not later than the Pricing Date, the Lessee shall give the Owner Participant, the Indenture Trustee, the Owner Trustee and the Loan

                                        [Participation Agreement (GARC II 98-A)]

Participant notice (a "Notice of Delivery") by telex, telegraph, facsimile or other form of telecommunication or telephone (to be promptly confirmed in writing) of the Closing Date, which Notice of Delivery shall specify in reasonable detail the number and type of Units to be delivered on such date, the aggregate Equipment Cost of such Units, and the respective amounts of the Owner Participant's Commitment and the Loan Participant's Commitment required to be paid with respect to such Units. Prior to 11:00 a.m., Chicago time, on the Closing Date, subject to the satisfaction (or waiver) of the respective conditions specified in Section 4, the Owner Participant shall make the amount of the Owner Participant's Commitment required to be paid on the Closing Date available to the Indenture Trustee, and immediately prior to the delivery and acceptance of the Units as specified in Section 2.3(b), the Loan Participant shall make the amount of such Loan Participant's Commitment for the Total Equipment Cost required to be paid on the Closing Date available to the Indenture Trustee, in either case, by transferring or delivering such amounts, in funds immediately available on the Closing Date, to the Indenture Trustee, either directly to, or for deposit in, the Indenture Trustee's account at State Street Bank and Trust Company, Two International Place, Boston, MA 02110, ABA No. [_________], Account [_________], Att.: [_________], Trust GARC II 98-A. The
making available by the Owner Participant of the amount of the Owner Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Owner Participant and the Owner Trustee. The making available by the Loan Participant of the amount of the Loan Participant's Commitment for the Total Equipment Cost shall be deemed a waiver of the Notice of Delivery by the Loan Participant and the Indenture Trustee.

          (b) Closing.  The closing of the transactions contemplated hereby (the
              -------
"Closing") shall take place at 11:00 a.m., Chicago time, on the Closing Date at the offices of Vedder, Price, Kaufman & Kammholz, or at such other place or time as the parties hereto shall agree. Upon receipt by the Indenture Trustee on the Closing Date of the full amount of the Owner Participant's Commitment and the Loan Participant's Commitment in respect of the Units delivered on the Closing Date, Lessee Parent shall pursuant to the Transfer and Assignment Agreement deliver the Units to the Lessee by delivery of the GATC Bill of Sale and shall make an assignment of the Existing Car Service Contracts to the Lessee under the GATC Assignment, and immediately thereafter, (i) the Indenture Trustee, on behalf of the Owner Trustee, shall, subject to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Participants or waived by the Participants, pay to the Lessee from the funds then held by it, in immediately available funds, an amount equal to the Total Equipment Cost for the Units delivered on the Closing Date, and (ii) the Lessee shall pay to Lessee Parent pursuant to the Transfer and Assignment Agreement an amount equal to the Equipment Cost for the Units purchased on the Closing Date,
(iii) the Lessee shall deliver the Units to the Owner Trustee, (iv) the Owner Trustee shall, pursuant to the Lease, lease and deliver the Units to the Lessee, and the Lessee, pursuant to the Lease, shall accept delivery of the Units under the Lease, such lease, delivery and acceptance of the Units under the Lease shall be conclusively evidenced by the execution and delivery by the Lessee and the Owner Trustee of a Lease Supplement covering the

                                        [Participation Agreement (GARC II 98-A)]

Equipment so delivered as described in Schedule 1, and (v) the Owner Trustee shall execute and deliver an Equipment Note relating to such Lease Supplement to the Loan Participant. Each of the Lessee, the Owner Participant, the Owner Trustee, the Lessee Parent, the Loan Participant and the Indenture Trustee hereby agrees to take all actions required to be taken by it in connection with the Closing as contemplated by this Section 2.3(b).

      Section  2.4.   Owner Participant's Instructions to the Owner Trustee;
                      ------------------------------------------------------
Satisfaction of Conditions.
--------------------------

          (a) The Owner Participant agrees that the making available to the Indenture Trustee of the amount of the Owner Participant's Commitment for the Units delivered on the Closing Date in accordance with the terms of this Section 2 shall constitute, without further act, authorization and direction by the Owner Participant to the Owner Trustee, subject, on the Closing Date, to the conditions set forth in Sections 4.1 and 4.3 having been fulfilled to the satisfaction of the Owner Participant or waived by the Owner Participant, to take the actions specified in Section 2.1 of the Trust Agreement with respect to the Units on the Closing Date.

          (b) The Owner Participant agrees that the authorization by the Owner Participant or its counsel to the Indenture Trustee to release to the Lessee the Owner Participant's Commitment with respect to the Units delivered on the Closing Date shall constitute, without further act, notice and confirmation that all conditions to closing set forth in Sections 4.1 and 4.3 were either met to the satisfaction of the Owner Participant or, if not so met, were waived by the Owner Participant.

      Section  2.5.   Expenses.
                      --------

          (a) If the Owner Participant shall have made its investment provided for in Section 2.2 and the transactions contemplated by this Agreement are consummated, either the Owner Participant will promptly pay, or the Owner Trustee will promptly pay, with funds the Owner Participant hereby agrees to pay (which, together with the Owner Participant's Commitment, shall not exceed the amount set forth in the penultimate sentence of Section 2.2(a)) to the Owner Trustee, the following (collectively referred to as the "Transaction Costs") if evidenced by an invoice delivered to the Owner Participant within four (4) months after the Closing Date and approved by the Lessee (such approval not to be unreasonably withheld or delayed):

                (i) the cost of reproducing, printing and filing the Operative Agreements, the Equipment Notes, the Pass Through Certificates, the Prospectus relating to the Pass Through Certificates, and the Underwriting Agreement and all amendments and supplements to the foregoing, including all costs and fees in connection with the initial filing and recording of the Lease, the Indenture and any

                                        [Participation Agreement (GARC II 98-A)]

      other document required to be filed or recorded pursuant to the provisions hereof or of any other Operative Agreement and the fees and expenses of the Rating Agencies in connection with the rating of the Pass Through Certificates;

                (ii) the reasonable out-of-pocket expenses of the Owner Participant and the reasonable fees (which shall be the amount specified in that letter dated _______) of Winston & Strawn, special counsel for the Owner Participant, plus disbursements, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                (ii) all costs and fees in connection with the qualification of the Pass Through Certificates under federal or state securities laws or Blue Sky laws in accordance with the provisions of Section 9(b) of the Underwriting Agreement;

                (iv) the reasonable fees and expenses of Ernst & Young, accountants of the Lessee, for their services rendered in connection with issuing an "agreed upon procedure letter" and "comfort letters" to the Underwriters and the Owner Participant;

                (v) the reasonable fees and expenses of Vedder, Price, Kaufman & Kammholz, special counsel for Lessee Parent, Manager and the Lessee, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Underwriting Agreement, this Agreement and the other Operative Agreements;

                (vi) the reasonable fees and expenses of Milbank, Tweed, Hadley & McCloy, special counsel for the Underwriters, for their services rendered in connection with the preparation of documentation, negotiation, execution and delivery of the Underwriting Agreement, this Agreement and the other Operative Agreements;

                (vii) the reasonable fees and expenses of (x) Alvord & Alvord, special STB counsel and (y) McCarthy Tetrault, special Canadian counsel;

                (viii) the reasonable fees and expenses of Morris, James, Hitchens & Williams, special counsel for the Owner Trustee, for their services rendered in connection with the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                (ix) the reasonable fees and expenses of Bingham, Dana LLP, special counsel for the Indenture Trustee, for their services rendered in connection with

                                        [Participation Agreement (GARC II 98-A)]

      the negotiation, execution and delivery of this Agreement and the other Operative Agreements;

                (x) the commissions payable to the Underwriters in connection with the sale of the Pass Through Certificates;

                (xi) the initial fees and reasonable out-of-pocket expenses of the Owner Trustee;

                (xii) the initial fees and reasonable out-of-pocket expenses of the Indenture Trustee;

                (xiii) the initial fees and reasonable out-of-pocket expenses of the Pass Through Trustee;

                (xiv) the reasonable fees of Rail Solutions, Inc. (which fees shall in no event exceed $18,000 in the aggregate in respect of the amounts payable hereunder and under the corresponding documentation relating to the Other Leases), plus disbursements, for their services rendered in connection with delivering the Appraisal required by Section 4.3(a) and for other consulting services;

                (xv) the reasonable fees of Johnson & Higgins Marsh McLennan (in an amount not to exceed $7,500 in the aggregate in respect of the amounts payable hereunder and under the corresponding documentation relating to the Other Leases), plus disbursements, for their services rendered as insurance consultants to the Owner Participant;

                (xvi) the reasonable fees and expenses of GATX Lease Funding, Inc. for their services rendered as advisor to Lessee; and

                (xviii) the costs incurred in connection with any adjustment pursuant to Section 2.6(a).

          Except as expressly provided above, Transaction Costs shall not include internal costs and expenses such as salaries and overhead of whatsoever kind or nature of, or costs incurred by, parties to this Agreement pursuant to arrangements with third parties for services (other than those expressly referred to above).

          (b) Upon the consummation of the transactions contemplated by this Agreement, the Lessee agrees to pay when due: (i) the reasonable expenses (including reasonable legal fees and expenses) of the Owner Trustee, the Indenture Trustee and the

                                        [Participation Agreement (GARC II 98-A)]

Participants incurred subsequent to the delivery of the Equipment on the Closing Date, in connection with any supplements, amendments, modifications, alterations, waivers or consents (whether or not consummated) of any of the Operative Agreements which are either (1) requested by, or necessitated by action or inaction on the part of, the Lessee or by any applicable law or regulation (other than laws or regulations solely relating to the business of the Lessor or the Owner Participant) or entered into in connection with, or as a result of, a Lease Default or (2) necessary or required to effectuate the purpose or intent of any Operative Agreement (including costs incurred in connection with any adjustment pursuant to Section 2.6) or (3) any other supplement, amendment, modification, alteration, waiver or consent unless, in the case of this clause (3), such action would require the consent of the Lessee pursuant to Section 6.6 hereof and Lessee shall not have provided such consent, and (ii) the ongoing fees and expenses (including reasonable legal fees and expenses) of the Owner Trustee under the Trust Agreement; (iii) the ongoing fees and expenses of the Indenture Trustee under the Operative Agreements; and (iv) the ongoing fees and expenses of the Pass Through Trustee under the Pass Through Trust Agreement.

          (c) If the transactions contemplated hereby are not consummated as a result of a default by the Owner Participant in its obligations to consummate the transactions contemplated hereby, the Owner Participant shall pay those Transaction Costs referred to in Sections 2.5(a)(ii), (xiv) and (xv) above and Lessee shall pay the remainder. If the transactions contemplated hereby are not consummated due to any other reason, the Lessee shall pay all Transaction Costs.

          (d) Notwithstanding the foregoing provisions of this Section 2.5, the Lessee shall have no liability for any costs or expenses relating to any voluntary transfer of the Owner Participant's interest in the Equipment pursuant to Section 6.1 other than during the continuance of an Event of Default and no such costs or expenses shall constitute Transaction Costs.

          (e) To the extent Transaction Costs exceed 1.15% of the Total Equipment Cost, Lessee shall pay the Transaction Costs specified in Sections 2.5(a)(iv), (v) and (xvi) above up to an amount equal to the amount of such excess.

      Section  2.6.       Calculation of Adjustments to Basic Rent, Stipulated
                          ----------------------------------------------------
Loss Value and Termination Value; Confirmation and Verification.
---------------------------------------------------------------

          (a) Calculation of Adjustments.  In the event that (A) the Closing
              --------------------------
Date is other than _____________, 1998, (B) the actual interest rate on the Equipment Note is different than the Debt Rate or the amortization of the Equipment Note is different from that set forth on Schedule 5, (C) a refinancing contemplated by Section 10.2 occurs, (D) the actual aggregate Equipment Cost or composition of the Units is different from that set forth on

                                        [Participation Agreement (GARC II 98-A)]

Schedule 1, (E) the actual aggregate amount of Transaction Costs paid pursuant to Section 2.5(e) is other than an amount equal to 1.15% of the Total Equipment Cost, (F) there is any change in, or cost relating to a revision in, the structure of the transaction contemplated hereby as required by any of the Rating Agencies, or (G) there is any change in the Code or in the regulations promulgated thereunder or other official administrative pronouncement, which change is proposed, enacted or effective after the date hereof and prior to the Closing Date (provided that the Owner Participant or the Lessee, as the case may be, shall have provided notice to the other prior to the Closing Date), and which change alters or eliminates the tax assumptions used in calculating Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase Price and Basic Term Purchase Price, then, in each such case, the Owner Participant shall recalculate the payments or amounts, as the case may be, of Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase Price and Basic Term Purchase Price, (i) to preserve the Net Economic Return that the Owner Participant would have realized had such event not occurred, and (ii) to minimize to the greatest extent possible, consistent with the foregoing clause
(i), the present value (discounted monthly at an interest rate per annum equal to the Debt Rate) of the payments of Basic Rent; provided, however, that in no event shall the Early Purchase Price or the Basic Term Purchase Price be less than the expected fair market value of the Equipment on the Early Purchase Date and the Basic Term Expiration Date, respectively, as determined by the Appraisal. Any such recalculation performed due to the occurrence of any one or more of the events described in clause (A), (B), (D), (F) or (G) above shall be made prior to the Closing Date. In performing any such recalculation and in determining the Owner Participant's Net Economic Return, the Owner Participant shall utilize the same methods and assumptions originally used in making the computations of Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase Price and the Basic Term Purchase Price with respect to the Basic Term initially set forth in Schedules 3, 4 and 6 (other than those assumptions changed as a result of any of the events described in clauses (A) through (G) of the preceding sentence necessitating such recalculation; it being agreed that such recalculation shall reflect solely any changes of assumptions or facts resulting directly from the event or events necessitating such recalculation). Such adjustments shall comply (to the extent the original structure complied) with Section 467 of the Code and the requirements of Sections 4.02(5), 4.07(1) and (2) and 4.08(1) of Revenue Procedure 75-28, as amended, calculated, except in the case of a refinancing pursuant to Section 10.2, without taking into account any change after the Closing Date in or to (i) Section 467 of the Code (and any regulations thereunder), or (ii) Section 4.08(l) of Revenue Procedure 75-28.

          (b) Confirmation and Verification.  Upon completion of any
              -----------------------------
recalculation described in Section 2.6(a), a duly authorized officer of the Owner Participant shall provide a certificate to the Lessee either (x) stating that the payments of Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase Price and Basic Term Purchase Price with respect to the Basic Term as are then set forth in Schedules 3, 4 and 6 do not require change, or (y) setting forth such adjustments to the payments of Basic Rent, Stipulated Loss Values,

                                        [Participation Agreement (GARC II 98-A)]

Termination Values, Early Purchase Price or Basic Term Purchase Price with respect to the Basic Term as have been calculated by the Owner Participant in accordance with Section 2.6(a). Such certificate shall describe in reasonable detail the basis for any such adjustments, and any such adjustment and corresponding adjustments to the Stipulated Loss Values, Termination Values, Early Purchase Price and Basic Term Purchase Price will be computed on a basis consistent with that used by the Owner Participant in the original calculation of Basic Rent. Any such adjustment shall be deemed approved upon notice of such approval by the Lessee to the Owner Participant or on the thirty-first (31st) day following delivery of such certificate by the Owner Participant to the Lessee unless the Lessee, prior to such day, requests verification pursuant to the following sentence, and shall become effective, in the case of adjustments made pursuant to clause (A), (B), (D), (E), (F) or (G) of the first sentence of
Section 2.6(a), as of the earlier of (i) the first Rent Payment Date and (ii) the date the Lessee approves or has been deemed to have approved such adjustment, and, in the case of an adjustment made pursuant to clause (C) of the first sentence of Section 2.6(a), as of the date of the refinancing. If the Lessee shall so request, the recalculation of any such adjustments described in this Section 2.6 shall be verified by a nationally recognized firm of independent accountants selected by the Owner Participant and reasonably acceptable to the Lessee, and any such recalculation of such adjustment as so verified shall be binding on the Lessee and the Owner Participant. Such accounting firm shall be requested to make its determination within 30 days. The Owner Participant shall provide to a representative of such accounting firm, on a confidential basis, such information as it may reasonably require, including the original assumptions used by the Owner Participant and the methods used by the Owner Participant in the original calculation of, and any recalculation of, Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase Price and Basic Term Purchase Price and such other information as is necessary to determine whether the computation is accurate and in conformity with the provisions of this Agreement, provided that in no event shall the Owner Participant have any obligation to provide the Lessee with any such information; and provided, further, that the Owner Participant shall have no obligation to disclose to the Lessee, such accounting firm or any other Person, or to permit the Lessee, such accounting firm or any other Person, to examine any federal, state or local income tax returns of the Owner Participant, or books or accounting records related thereto, for any taxable year. Subject to the immediately following sentence, the costs of such verification shall be borne by the Lessee. If such accounting firm's verification shall result in a decrease in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) under the Lease calculated as of the Closing Date, as compared to the net present value of Basic Rent proposed by the Owner Participant, by more than the greater of (i) ten basis points or (ii) 5% of the proposed adjustment, then the Owner Participant agrees to reimburse the Lessee for any amounts paid for such verification. Any revised adjustment resulting from such verification shall become effective on the next Rent Payment Date after such verification has been concluded (except that in the case of an adjustment pursuant to clause (C) of the first sentence of Section 2.6(c), such adjustment shall be effective as of the date of the refinancing), and shall take into account any underpayment or overpayment, together with

                                        [Participation Agreement (GARC II 98-A)]

interest thereon at the Debt Rate, resulting from an earlier effectiveness of the original adjustment.

          (c)          Compliance. Notwithstanding the foregoing, any adjustment
                       ----------
made to the payments of Basic Rent, Stipulated Loss Values, Termination Values, Early Purchase or Basic Term Purchase Price with respect to the Basic Term, pursuant to the foregoing, shall comply with the following requirements: (i) each installment of Basic Rent, as so adjusted, under any circumstances and in any event, will be in an amount at least sufficient for the Owner Trustee to pay in full as of the due date of such installment any payment of principal of and interest on the Equipment Notes required to be paid on the due date of such installment of Basic Rent in accordance with the Scheduled Amortization, and
(ii) Stipulated Loss Value, Termination Value and Early Purchase Price, as so adjusted, under any circumstances and in any event, will be an amount which, together with any other amounts required to be paid by the Lessee under the Lease in connection with an Event of Loss or a termination of the Lease, as the case may be, will be at least sufficient to pay in full, as of the date of payment thereof, the aggregate unpaid principal of and all unpaid interest on the Equipment Notes in accordance with the Scheduled Amortization accrued to the date on which Stipulated Loss Value, Termination Value or Early Purchase Price, as the case may be, is paid in accordance with the terms of the Lease.

          (d)          Invoices. All invoices in respect of Transaction Costs to
                       --------
the extent not delivered on the Closing Date shall be directed to the Owner Participant at the address set forth in Section 10.4, with a copy to the Lessee.

      Section  2.7.    Postponement of Closing Date.
                       ----------------------------

          (a) The scheduled Closing Date may be postponed from time to time with respect to all of the Units for any reason (but in no event later than September 30, 1998) if the Lessee gives the Owner Participant, the Indenture Trustee, the Pass Through Trustee, the Owner Trustee and the Underwriters telex, telegraphic, facsimile or telephonic (confirmed in writing) notice of the postponement and notice of the date to which such Closing Date has been postponed, the notice of postponement to be received by each party no later than 5:30 p.m., New York, New York time, on the originally scheduled Closing Date, and the term "Closing Date" as used in this Agreement shall mean the postponed "Closing Date".

          (b) In the event of any postponement of the originally scheduled Closing Date pursuant to this Section 2.7 (the originally scheduled Closing Date being referred to as the "Scheduled Closing Date" for the purposes of this
Section 2.7): (i) the Lessee will reimburse the Owner Participant for the loss of the use of its funds with respect to the Owner Participant's Commitment occasioned by such postponement or failure to deliver or accept (unless such failure to accept is caused by a default by the Owner Participant hereunder or by the

                                        [Participation Agreement (GARC II 98-A)]

Owner Trustee (acting pursuant to instructions from the Owner Participant) under the Trust Agreement, the Lease or the Indenture) by paying to the Owner Participant on demand interest at the Debt Rate, for the period from and including the Scheduled Closing Date to but excluding the earlier of the date upon which such funds are returned to the Owner Participant (unless such funds are returned after 1:00 p.m. (Chicago time) in which case such date of return shall be included) or the actual Closing Date; provided that the Lessee shall in any event pay to the Owner Participant at least one day's interest at the Debt Rate on the amount of such funds, unless the Owner Participant shall have received, prior to 12:00 noon (Chicago time) on the Business Day preceding the Scheduled Closing Date, a notice of postponement of the Scheduled Closing Date pursuant to Section 2.7(a), and (ii) the Indenture Trustee will return not later than 10:00 a.m. Chicago time, on the first Business Day following the Scheduled Closing Date, any funds which it shall have received from the Owner Participant as the Owner Participant's Commitment for such Units, absent joint instructions from the Lessee and the Owner Participant to retain such funds until the specified date of postponement established under Section 2.7(a).

          (c) The Indenture Trustee agrees that, in the event it has received telephonic notice (to be confirmed promptly in writing) from the Lessee on the Scheduled Closing Date that such Scheduled Closing Date is to be postponed, it will, if instructed in the aforementioned notice from the Lessee (which notice shall specify the Specified Investments to be purchased), use reasonable best efforts to invest, at the risk of the Lessee Parent (except as provided below with respect to the Indenture Trustee's gross negligence or willful misconduct), the funds received by it from the Owner Participant with respect to the Owner Participant's Commitment in Specified Investments in accordance with the Lessee's instructions. Any such Specified Investments purchased by the Indenture Trustee upon instructions from the Lessee shall be held in trust by the Indenture Trustee (but not as part of the Indenture Estate under the Indenture) for the benefit of the Owner Participant whose funds are invested in Specified Investments upon instructions from the Lessee, and any net profits on the investment of such funds (including interest), if any, shall be for the account of and shall on the Closing Date, or on the date the Owner Participant's Commitment is to be returned to the Owner Participant, be paid over to the Lessee. The Lessee shall pay to the Indenture Trustee on the Closing Date (if the Units are delivered and accepted pursuant hereto) the amount of any net loss on the investment of such funds invested at the instruction of the Lessee. If the funds furnished by the Owner Participant with respect to the Units are required to be returned to the Owner Participant, the Lessee Parent shall, on the date on which such funds are so required to be returned, reimburse the Indenture Trustee, for the benefit of the Owner Participant, for any net losses incurred on such investments. The Indenture Trustee shall not be liable for failure to invest such funds or for any losses incurred on such investments except for losses resulting from its own willful misconduct or gross negligence. In order to obtain funds for the payment of the Equipment Cost for the Units or to return funds furnished by the Owner Participant to the Indenture Trustee for the benefit of the Owner Participant with respect to the Units, the Indenture Trustee is authorized to

                                        [Participation Agreement (GARC II 98-A)]

sell any Specified Investments purchased as aforesaid with the funds received by it from the Owner Participant in connection with the Units.

          (d) Notwithstanding the provisions of Section 2.7(a), the Owner Participant shall not be under any obligation to make the Owner Participant's Commitment available beyond 12:00 noon (Chicago time) on September 30, 1998.

 SECTION 3.  REPRESENTATIONS AND WARRANTIES.

      Section  3.1.    Representations and Warranties of WTC.  WTC, in its
                       -------------------------------------
individual capacity (except with respect to clauses (c) and (k) (to the extent applicable to WTC in its capacity as Owner Trustee) below) and as Owner Trustee with respect to clauses (c), (f) and (k) (to the extent applicable to WTC in its capacity as Owner Trustee) below, represents and warrants to each of the Owner Participant, the other Trustees, the Manager, the Lessee Parent and the Lessee, notwithstanding the provisions of Section 10.13 or any similar provision in any other Operative Agreement, that, as of the date hereof:

          (a) WTC (i) is a trust company duly organized and validly existing in good standing under the laws of the State of Delaware, (ii) has full corporate power and authority to carry on its business as now conducted and execute, deliver and perform its obligations hereunder and under the Trust Agreement and (iii) (assuming due authorization, execution and delivery of the Trust Agreement by the Owner Participant) has full power and authority, as Owner Trustee and/or, to the extent expressly provided herein or therein, in its individual capacity, execute, deliver and perform its obligations under each of the Owner Trustee Agreements;

          (b) (i) WTC has duly authorized, executed and delivered the Trust Agreement, (ii) (assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant) WTC in its trustee capacity and, to the extent expressly provided therein, in its individual capacity, has, or on or prior to the Closing Date will have, duly authorized, executed and delivered each of the other Owner Trustee Agreements and, as of the Closing Date, the Equipment Notes, the Lease Supplements and the Indenture Supplements to be delivered on the Closing Date, (iii) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, the Trust is a Delaware business trust duly organized and validly existing in good standing under the laws of the State of Delaware and (iv) the Trust Agreement constitutes a legal, valid and binding obligation of WTC enforceable against it in accordance with the terms thereof except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

                                        [Participation Agreement (GARC II 98-A)]

          (c) assuming the due authorization, execution and delivery of the Trust Agreement by the Owner Participant, each of the Owner Trustee Agreements (other than the Trust Agreement) to which it is a party constitutes, or when entered into will constitute, a legal, valid and binding obligation of the Owner Trustee, enforceable against it in accordance with the terms thereof, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) neither the execution and delivery by WTC or as Owner Trustee, as the case may be, of the Owner Trustee Agreements or the Equipment Notes to be delivered on the Closing Date, nor the consummation by WTC or as Owner Trustee, as the case may be, of any of the transactions contemplated hereby or thereby, nor the compliance by WTC or as Owner Trustee, as the case may be, with any of the terms and provisions hereof and thereof, (i) requires or will require any approval of its stockholders, or approval or consent of any trustees or holders of any indebtedness or obligations of it in its individual capacity, or (ii) violates or will violate its charter or by-laws, or contravenes or will contravene any provision of, or constitutes or will constitute a default under, or results or will result in any breach of, any indenture, mortgage, chattel mortgage, deed of trust, conditional sale contract, bank loan or credit agreement, license or other agreement or instrument to which WTC is a party or by which it or any of its properties may be bound or affected, or contravenes or will contravene any law, governmental rule or regulation of the United States of America or the State of Delaware governing the banking or trust powers of WTC, or any judgment or order applicable to or binding on it;

          (e) there are no Taxes payable by WTC or the Owner Trustee, imposed by the State of Delaware or any political subdivision thereof or by the United States of America in connection with the execution and delivery by WTC of the Trust Agreement, and, as WTC or as Owner Trustee, as the case may be, of this Agreement, the other Owner Trustee Agreements (other than the Trust Agreement) or the Equipment Notes to be delivered on the Closing Date solely because WTC is a trust company with its principal place of business in Delaware and performs certain of its duties as Owner Trustee in the State of Delaware; and there are no Taxes payable by WTC or the Owner Trustee, as the case may be, imposed by the State of Delaware or any political subdivision thereof or by the United States of America in connection with the acquisition of its interest in the Equipment (other than franchise or other taxes based on or measured by any fees or compensation received by WTC or the Owner Trustee for services rendered in connection with the transactions contemplated hereby) solely because WTC is a trust company with its principal place of business in Delaware and performs certain of its duties as Owner Trustee in the State of Delaware;

          (f) there are no pending or, to its knowledge, threatened actions or proceedings against WTC or the Owner Trustee, before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect

                                        [Participation Agreement (GARC II 98-A)]

the ability of WTC or the Owner Trustee, as the case may be, to perform its obligations under the Trust Agreement, the other Owner Trustee Agreements or the Equipment Notes to be delivered on the Closing Date;

          (g) both its chief executive office, and the place where its records concerning the Equipment and all its interest in, to and under all documents relating to the Trust Estate, are located in Wilmington, Delaware, and WTC agrees to give the Owner Participant, the Indenture Trustee and the Lessee written notice within 30 days following any relocation of said chief executive office or said place from its present location;

          (h) no consent, approval, order or authorization of, giving of notice to, or registration with, or taking of any other action in respect of, any Delaware state or local governmental authority or agency or any United States federal governmental authority or agency regulating the banking or trust powers of WTC is required for the execution and delivery of, or the carrying out by, WTC or the Owner Trustee, as the case may be, of any of the transactions contemplated hereby or by the Trust Agreement or of any of the transactions contemplated by any of the other Owner Trustee Agreements, other than any such consent, approval, order, authorization, registration, notice or action as has been duly obtained, given or taken;

          (i) on the Closing Date, the Owner Trustee's right, title and interest in and to the Equipment delivered on the Closing Date shall be free and clear of any Lessor's Lien attributable to WTC;

          (j) proceeds received by the Owner Trustee from the Owner Participant pursuant to the Trust Agreement will be administered by it in accordance with
Article III of the Trust Agreement;

          (k) the Owner Trustee shall receive from the Lessee such title as was conveyed to it by the Lessee, subject to the rights of the Owner Trustee and the Lessee under the Lease and the Lien created pursuant to the Indenture and the Indenture Supplement in respect of the Equipment delivered on the Closing Date, and there will be no Lessor's Liens attributable to the Owner Trustee on the Equipment or any interest therein or on the Trust Estate; and

             (l) to its knowledge, no Indenture Default has occurred and is continuing.


     Section  3.2.    Representations and Warranties of the Lessee.  The
                      --------------------------------------------
Lessee represents and warrants to each of the Trustees and the Participants, as of the date hereof:

          (a) the Lessee is a corporation duly organized, validly existing, and in good standing under the laws of the State of Delaware, is duly licensed or qualified and in good

                                        [Participation Agreement (GARC II 98-A)]

standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to enter into and perform its obligations under the Lessee Agreements, is a special purpose corporation organized to enter into the transactions contemplated by this Agreement and similar railcar financings, has the corporate power and authority to sell the Equipment to the Owner Trustee and to carry on its business as now conducted, has the requisite power and authority to execute, deliver and perform its obligations under the Lessee Agreements and has conducted no business or operations prior to the date hereof (other than those associated with its organization);

          (b) the Lessee Agreements have been duly authorized by all necessary corporate action (including the requisite approval of its sole stockholder), this Agreement has been duly executed and delivered (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date have been duly executed and delivered) by the Lessee, and constitutes (and in the case of the other Lessee Agreements, such other Lessee Agreements will on the Closing Date constitute) the legal, valid and binding obligations of the Lessee, enforceable against the Lessee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Lessee of each Lessee Agreement and compliance by the Lessee with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Lessee or any of its properties, or contravene the provisions of, or constitute a default by the Lessee under, or result in the creation of any Lien (except for Permitted Liens) upon the property of the Lessee under its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Lessee is a party or by which the Lessee or any of its properties may be bound or affected;

          (d) there are no proceedings pending or, to the knowledge of the Lessee, threatened against the Lessee in any court or before any governmental authority or arbitration board or tribunal. The Lessee is not subject to any order of any court or governmental authority or arbitration board or tribunal;

          (e) the unaudited balance sheet of the Lessee as at the Closing Date fairly presents, in conformity with generally accepted accounting principles applied on a pro forma basis, the pro forma financial position of the Lessee as of such date;

          (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of the Lessee or any governmental authority on the part of the Lessee is required in the United States or Canada in connection with the execution and delivery by the Lessee of the Lessee Agreements or

                                        [Participation Agreement (GARC II 98-A)]

in order for the Lessee to perform its obligations thereunder in accordance with the terms thereof, other than notice required to be filed with the STB and the Registrar General of Canada, which notices shall have been filed on the Closing Date, it being understood that the registration of the issuance and sale of the Pass Through Certificates to be issued pursuant to the provisions of the Pass Through Trust Agreement under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action has been duly accomplished and the qualification of the Pass Through Trust Agreement under the Trust Indenture Act of 1939, as amended, has been duly obtained;

          (g) the Lease, the Indenture, the Intercreditor Agreement (or a memorandum thereof), the Lease Supplements in respect of the Units delivered on the Closing Date and the Indenture Supplements in respect of the Units delivered on the Closing Date will on or before the Closing Date be duly filed with the STB pursuant to 49 U.S.C. (S)11301 and deposited with the Registrar General of Canada pursuant to Section 105 of the Canada Transportation Act, and such filing with the STB pursuant to 49 U.S.C. (S)11301 and such deposit with the Registrar General of Canada will under the laws of the United States and Canada perfect the Owner Trustee's, the Indenture Trustee's and the Collateral Agent's rights in such Operative Agreements and in the Units and no other filing, recording or deposit with, or giving of notice to any other U.S. federal, state or local government or Canadian national or provincial government or agency thereof, or any other action, is necessary in order to protect the rights of the Owner Trustee, the Indenture Trustee and the Collateral Agent in such Operative Agreements or in such Units in the United States, any state thereof or the District of Columbia or Canada or any province thereof;

          (h) the Equipment is covered by the insurance required by Section 12 of the Lease, and all premiums due prior to the Closing Date in respect of such insurance shall have been paid in full and such insurance is in full force and effect;

          (i) no Lease Default has occurred and is continuing and, to the knowledge of Lessee, no Event of Loss, or event which, with the giving of notice, the passage of time or both, would constitute an Event of Loss, has occurred;

          (j) the Lessee is not an "investment company" or an "affiliated person" of an "investment company" within the meaning of the Investment Company Act of 1940, as amended;

          (k) the acquisition by the Owner Participant of the Beneficial Interest for its own account will not constitute a prohibited transaction within the meaning of Section 4975(c)(1)(A) through (D) of the Code or Section 406(a)(1)(A) through (D) of ERISA. The

                                        [Participation Agreement (GARC II 98-A)]

representation made by the Lessee in the preceding clause is made in reliance upon and subject to the accuracy of the representation of the Owner Participant in Section 3.6(h) of this Agreement;

          (l) on the Closing Date, (i) Lessee shall have and shall pursuant to the Bill of Sale relating to the Units convey to the Owner Trustee, all legal and beneficial title to the Units free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and (vii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; and (ii) all of the Units are subject to sublease by Sublessees under the Existing Car Service Contracts on rental and other terms which are no different, taken as a whole, than those for similar railcars in the rest of the Manager's Fleet;

          (m) neither the Prospectus nor any written statement furnished by the Lessee or on behalf of the Lessee in connection with the negotiation of the Lease or any other Operative Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. The assumptions and related financial information relating to the proposed business and operations of the Lessee and the Company Fleet which are contained under "Structuring Assumptions" in the Prospectus (the "Structuring Assumptions") and the Equity Information have been prepared in good faith based upon information that the Lessee deems fair and reasonable, and there are no statements or conclusions in any of the Structuring Assumptions or the Equity Information which are based upon or include information known to the Lessee to be misleading in any material respect or which fail to take into account material information known to the Lessee regarding the matters stated therein. Certain information contained in Equity Information (e.g., statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) was based upon the historical experience of the Lessee Parent. Subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the Equity Information. There is no fact which the Lessee has not disclosed in writing which materially adversely affects or, so far as the Lessee can now reasonably foresee, will materially affect adversely the properties, business, profits or condition (financial or otherwise) of the Lessee;

          (n) none of the transactions contemplated by the Operative Agreements (including, without limitation, the use of the proceeds from the sale of the Equipment Notes) will result in a violation of Section 7 of the Securities Exchange Act of 1934, as amended, or any regulations issued pursuant thereto, including, without limitation, Regulations T, U and X, as applicable, of the Board of Governors of the Federal Reserve System. None of the proceeds from the sale of the Equipment Notes will be used to purchase or carry (or refinance any borrowing the proceeds of which were used to purchase or carry) any "security" within the meaning of the Securities Exchange Act of 1934, as amended;

                                        [Participation Agreement (GARC II 98-A)]

          (o) the Lessee is not in violation of any term of any charter instrument, by-law or any other agreement or instrument to which it is a party or by which it may be bound. The Lessee is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

          (p) on the Closing Date, all sales, use or transfer taxes due and payable upon the purchase of the Equipment by Lessee from Lessee Parent and by the Owner Trustee from Lessee and upon the lease thereof by the Owner Trustee to the Lessee and, if applicable, the assignment of the Existing Car Service Contracts from Lessee Parent to the Lessee will have been paid or such transactions will then be exempt from any such taxes, and the Lessee will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations. No taxes, fees or other charges in connection with the execution and delivery of the Operative Agreements or the issuance and sale of the Equipment Notes to be delivered on the Closing Date are payable;

          (q) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by Lessee, except for the fees of GATX Lease Funding, Inc. and of the Underwriters, which shall be included in Transaction Costs, and Lessee agrees that it will hold the Participants, the Owner Trustee and the Indenture Trustee harmless from any claim, demand or liability for any other broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by Lessee in connection with such transactions;

          (r) each Unit, taken as a whole, and each major component thereof, complies in all material respects with all applicable laws and regulations, conforms with the specifications for such Unit contained in the Appraisal referred to in Section 4.3(a) hereof and is substantially complete such that it is ready and available to operate in commercial service and otherwise perform the function for which it was designed; and the railcar identification marks shown on Schedule 1 are the marks presently used on the Units of Equipment; and

          (s) the Lessee is not subject to regulation as a "holding company," an "affiliate" of a "holding company," or a "subsidiary company" of a "holding company," within the meaning of the Public Utility Holding Company Act of 1935, as amended.

      Section  3.3.       Representations and Warranties of the Indenture
                          -----------------------------------------------
Trustee.  The Indenture Trustee represents and warrants to each of the Owner
-------
Participant, the Owner Trustee, the Loan Participant, the Manager, the Lessee Parent and the Lessee that, as of the date hereof:

                                        [Participation Agreement (GARC II 98-A)]

          (a) the Indenture Trustee is a state chartered trust company duly organized and validly existing and in good standing under the laws of the Commonwealth of Massachusetts and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under each of the Indenture Trustee Agreements;

          (b) the execution, delivery and performance by the Indenture Trustee of each of the Indenture Trustee Agreements have been duly authorized by the Indenture Trustee and will not violate any applicable federal or Massachusetts law governing its banking or trust powers or its charter documents or by-laws or the provisions of any indenture, mortgage, contract or other agreement to which it is a party or by which it or any of its properties may be bound or affected;

          (c) this Agreement has been duly executed and delivered and constitutes, and each of the other Indenture Trustee Agreements, when executed and delivered, will constitute the legal, valid and binding obligation of the Indenture Trustee, enforceable against the Indenture Trustee in accordance with its terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) there are no proceedings pending or, to the knowledge of the Indenture Trustee, threatened, and to the knowledge of the Indenture Trustee there is no existing basis for any such proceedings, against or affecting the Indenture Trustee in or before any court or before any governmental authority or arbitration board or tribunal which, individually or in the aggregate, if adversely determined, might impair the ability of the Indenture Trustee to perform its obligations under the Indenture Trustee Agreements;

          (e) no authorization or approval or other action by, and no notice to or filing with, any stockholder, trustee or holder of indebtedness or any federal or Massachusetts state governmental authority or regulatory body governing the Indenture Trustee in its trust capacity, is required for the due execution, delivery and performance by the Indenture Trustee of the Indenture Trustee Agreements, except as have been previously obtained, given or taken;

          (f) the Indenture Trustee is not in default under any of the Indenture Trustee Agreements; and

          (g) neither the Indenture Trustee, nor any Person authorized to act on behalf of the Indenture Trustee, has directly or indirectly offered any interest in the Trust Estate or the Equipment Notes or any security similar to either thereof related to this transaction for sale to, or solicited offers to buy any of the same from, or otherwise approached or negotiated with respect to any of the same with, any Person other than the Pass Through Trustee and the Underwriters.

                                        [Participation Agreement (GARC II 98-A)]

      Section  3.4.       Representations, Warranties and Covenants Regarding
                          ---------------------------------------------------
Beneficial Interest and Equipment Notes.
---------------------------------------

          (a) The Owner Trustee represents and warrants to each of the Lessee, the other Trustees, the Manager, the Lessee Parent and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Owner Trustee nor any Person authorized or employed by the Owner Trustee as agent or otherwise has offered any of the Beneficial Interest or the Equipment Notes or any similar interest for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any prospective purchaser.

          (b) The Lessee and the Lessee Parent represent and warrant to each of the Trustees and the Owner Participant that, as of the date hereof and as of the Closing Date, neither the Lessee, the Lessee Parent nor any Person authorized or employed by the Lessee or the Lessee Parent as agent or otherwise in connection with the placement of the Beneficial Interest or the Equipment Notes or any similar interest has offered any of the Beneficial Interest or the Equipment Notes or similar interest for sale to, or solicited offers to buy any thereof from, or otherwise approached or negotiated with respect thereto with, any Person other than the Owner Participant and not more than [six (6)] other institutional investors with respect to the Beneficial Interest, except for the issue and sale of the Pass Through Certificates as contemplated by the Underwriting Agreement.

          (c) Each of the Owner Trustee, the Owner Participant and the Lessee agrees, as to its own actions only, severally but not jointly, that neither the Owner Trustee, the Owner Participant nor the Lessee nor anyone acting on behalf of the Owner Trustee, the Owner Participant or the Lessee will offer the Beneficial Interest, the Equipment Notes, or any part thereof or any similar interest for issue or sale to any prospective purchaser, or solicit any offer to acquire any of the Beneficial Interest, the Equipment Notes, or any part thereof in violation of Section 5 of the Securities Act of 1933, as amended.

      Section  3.5.       Representations and Warranties of the Pass Through
                          --------------------------------------------------
Trustee.  The Pass Through Trustee represents and warrants to each of the Owner
-------
Participant, the other Trustees, the Manager, the Lessee Parent and the Lessee that, as of the date hereof:

          (a) the Pass Through Trustee is a state chartered trust company duly organized and validly existing in good standing under the laws of the Commonwealth of Massachusetts and has the full corporate power, authority and legal right under the laws of the Commonwealth of Massachusetts pertaining to its banking, trust and fiduciary powers to execute, deliver and perform its obligations under the Pass Through Trust Agreement, the Pass Through Trust Supplement and this Agreement;

                                        [Participation Agreement (GARC II 98-A)]

          (b) this Agreement has been, and on the Closing Date, the Pass Through Trust Agreement and the Pass Through Supplement will have been, duly authorized, executed and delivered by the Pass Through Trustee; this Agreement constitutes, and on the Closing Date, the Pass Through Trust Supplement and the Pass Through Trust Agreement will constitute, the legal, valid and binding obligations of the Pass Through Trustee, enforceable against the Pass Through Trustee in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement and this Agreement, the purchase by the Pass Through Trustee of the Equipment Notes pursuant to this Agreement, and the issuance of the Pass Through Certificates pursuant to the Pass Through Trust Agreement and the Pass Through Trust Supplement, do not contravene any law, rule or regulation of any federal or Massachusetts governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers or any judgment or order applicable to or binding on the Pass Through Trustee and do not contravene or result in any breach of, or constitute a default under, the Pass Through Trustee's articles of association or by-laws or any agreement or instrument to which the Pass Through Trustee is a party or by which it or any of its properties may be bound or affected;

          (d) neither the execution and delivery by the Pass Through Trustee of the Pass Through Trust Agreement, the Pass Through Trust Supplement or this Agreement nor the consummation by the Pass Through Trustee of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, or the registration with, or the taking of any other action with respect to, any federal or Massachusetts governmental authority or agency regulating the Pass Through Trustee's banking, trust or fiduciary powers;

          (e) there are no pending or, to its knowledge, threatened actions or proceedings against the Pass Through Trustee before any court or administrative agency which individually or in the aggregate, if determined adversely to it, would materially adversely affect the ability of the Pass Through Trustee to perform its obligations under this Agreement, the Pass Through Trust Supplement or the Pass Through Trust Agreement;

          (f) the Pass Through Trustee is not in default under the Pass Through Trust Agreement, as supplemented by the Pass Through Trust Supplement;

          (g) the Pass Through Trustee does not directly or indirectly control, and is not directly or indirectly controlled by or under common control with, [the Owner Participant,] the Owner Trustee, the Underwriters, the Lessee Parent or the Lessee;

                                        [Participation Agreement (GARC II 98-A)]

          (h) the Pass Through Trustee is purchasing the Equipment Notes for the purposes contemplated by the Operative Agreements and not with a view to the transfer or distribution of any Equipment Note to any other Person, except as contemplated by the Operative Agreements; and

          (i) except for the issue and sale of the Pass Through Certificates contemplated hereby, the Pass Through Trustee has not directly or indirectly offered any Equipment Note or Pass Through Certificate or any interest in or to the Trust Estate, the Trust Agreement or any similar interest for sale to, or solicited any offer to acquire any of the same from, anyone other than the Owner Trustee and the Owner Participant, and the Pass Through Trustee has not authorized anyone to act on its behalf to offer directly or indirectly any Equipment Note, any Pass Through Certificate or any interest in and to the Trust Estate, the Trust Agreement or any similar interest related to this transaction for sale to, or to solicit any offer to acquire any of the same from, any Person other than the Owner Trustee and the Owner Participant.

      Section  3.6.       Representations and Warranties of the Owner
                          -------------------------------------------
Participant.  The Owner Participant represents and warrants to each of the
-----------
Trustees, the Manager, the Lessee Parent and the Lessee that, as of the date hereof:

          (a) the Owner Participant is a [__________________] duly organized, validly existing and in good standing under the laws of the State of [_________] and has full corporate power and authority to carry on its business as now conducted;

          (b) the Owner Participant has the requisite corporate power and authority to execute, deliver and perform its obligations under the Owner Participant Agreements, and the execution, delivery and performance by it thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Owner Participant or any of its properties, or contravene the provisions of, or constitute a default under, or result in the creation of any Lien (other than such as are created by the Operative Agreements) upon the Equipment under, its [___________] or [___________] or any indenture, mortgage, contract or other agreement or instrument to which the Owner Participant is a party or by which it or any of its properties may be bound or affected;

          (c) the Owner Participant Agreements have been duly authorized by all necessary actions on the part of the Owner Participant, do not require any approval not already obtained of the shareholders of the Owner Participant or any approval or consent not already obtained of any trustee or holders of indebtedness or obligations of the Owner Participant, have been, or on or before the Closing Date will be, duly executed and delivered by the Owner Participant and (assuming the due authorization, execution and delivery by each other party thereto) constitute, or will constitute, the legal, valid and binding obligations of the Owner

                                        [Participation Agreement (GARC II 98-A)]

Participant, enforceable against the Owner Participant in accordance with their respective terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium or other similar laws affecting the rights of creditors generally and by general principles of equity;

          (d) no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body is required for the due execution, delivery or performance by the Owner Participant of the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

          (e) the Trust Estate is free and clear of any Lessor's Lien attributable to the Owner Participant;

          (f) there are no pending or, to the Owner Participant's knowledge, threatened actions or proceedings against the Owner Participant before any court or administrative agency which would materially adversely affect the Owner Participant's ability to perform its obligations under the Trust Agreement, the Tax Indemnity Agreement or this Agreement;

          (g) as of the Closing Date, the Owner Participant is purchasing the Beneficial Interest to be acquired by it for its own account with no present intention of distributing such Beneficial Interest or any part thereof in any manner which would violate the Securities Act of 1933, as amended, but without prejudice, however, to the right of the Owner Participant at all times to sell or otherwise dispose of all or any part of such Beneficial Interest in compliance with the Securities Act of 1933, as amended; provided, however, that subject to the provisions of Section 6.1, the disposition of the Beneficial Interest shall at all times be within the Owner Participant's control. The Owner Participant acknowledges that its Beneficial Interest has not been registered under the Securities Act of 1933, as amended, and that neither the Owner Trustee nor the Lessee contemplates filing, or is legally required to file, any such registration statement;

          (h) with respect to the source of the amount to be invested by the Owner Participant pursuant to Section 2.2, no part of such amount constitutes assets of any employee benefit plan subject to Title I of ERISA or Section 4975 of the Code; and

          (i) no broker's or finder's or placement fee or commission will be payable with respect to the transactions contemplated by the Operative Agreements as a result of any action by the Owner Participant, and the Owner Participant agrees that it will hold Lessee Parent, the Lessee, the Indenture Trustee, the Loan Participant and Lessor harmless from any claim, demand or liability for broker's or finder's or placement fees or commission alleged to have been incurred as a result of any action by the Owner Participant in connection with this transaction.

                                        [Participation Agreement (GARC II 98-A)]

      Section  3.7.       Representations and Warranties of the Lessee Parent.
                          ---------------------------------------------------
The Lessee Parent represents and warrants to each of the Trustees and the Participants, as of the date hereof:

          (a) the Lessee Parent is a corporation duly organized, validly existing, and in good standing under the laws of the State of New York, is duly licensed or qualified and in good standing in each jurisdiction in which the failure to so qualify would have a material adverse effect on its ability to carry on its business as now conducted or to execute, deliver and perform its obligations under the Manager Agreements, has the power and authority to carry on its business as now conducted, and has the requisite power and authority to execute, deliver and perform its obligations under the Manager Agreements;

          (b) the Manager Agreements have been duly authorized by all necessary corporate action, executed and delivered by the Lessee Parent, and constitute the legal, valid and binding obligations of the Lessee Parent, enforceable against the Lessee Parent in accordance with their respective terms except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the rights of creditors generally and by general principles of equity;

          (c) the execution, delivery and performance by the Lessee Parent of each Manager Agreement and compliance by the Lessee Parent with all of the provisions thereof do not and will not contravene any law or regulation, or any order of any court or governmental authority or agency applicable to or binding on the Lessee Parent or any of its properties, or contravene the provisions of, or constitute a default by the Lessee Parent under, its certificate of incorporation or by-laws or any indenture, mortgage, contract or other agreement or instrument to which the Lessee Parent is a party or by which the Lessee Parent or any of its properties may be bound or affected;

          (d) other than as disclosed in the Lessee Parent's Annual Report on Form 10-K for the fiscal year ended December 31, 1997 or Quarterly Report on Form 10-Q for the fiscal quarter ended June 30, 1998, there are no proceedings pending or, to the knowledge of the Lessee Parent, threatened against the Lessee Parent in any court or before any governmental authority or arbitration board or tribunal which, if adversely determined, would materially adversely affect the Lessee Parent's ability to perform its obligations under the Manager Agreements or materially adversely affect its financial condition or business;

          (e) the Lessee Parent is not in violation of any term of any charter instrument, by-law or any other material agreement or instrument to which it is a party or by which it may be bound. The Lessee Parent is in compliance with all laws, ordinances, governmental rules and regulations to which it is subject, the failure to comply with which would have a material and adverse effect on its operations or condition, financial or otherwise, or would

                                        [Participation Agreement (GARC II 98-A)]

impair the ability of the Lessee Parent to perform its obligations under the Manager Agreements, and has obtained all licenses, permits, franchises and other governmental authorizations material to the conduct of its business;

          (f) no consent, approval or authorization of, or filing, registration or qualification with, or the giving of notice to, any trustee or any holder of indebtedness of the Lessee Parent or any governmental authority on the part of the Lessee Parent is required in the United States in connection with the execution and delivery by the Lessee Parent of the Manager Agreements or in order for the Lessee Parent to perform its obligations thereunder in accordance with the terms thereof, it being understood that the registration of the issuance and sale of the Pass Through Certificates to be issued pursuant to the provisions of the Pass Through Trust Agreement under the Securities Act of 1933, as amended, and under the securities laws of any state in which the Pass Through Certificates may be offered for sale if the laws of such state require such action has been duly accomplished and the qualification of the Pass Through Trust Agreement under the Trust Indenture Act of 1939, as amended, has been duly obtained;

          (g) to the best knowledge of the Lessee Parent, no Event of Loss has occurred as of the date of this Agreement with respect to any Unit;

          (h) (i) Lessee Parent shall have, and the GATC Bill of Sale to be delivered on the Closing Date shall convey to the Lessee, all legal and 98-Zbeneficial title to the Units which are being delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) hereof with respect to the Existing Car Service Contracts, and in clauses (iv) and (vii) of the definition thereof), and such conveyance will not be void or voidable under any applicable law; (ii) Lessee Parent shall have, and the GATC Assignment to be delivered on the Closing Date shall assign to the Lessee, all legal and beneficial title to the Existing Car Service Contracts, free and clear of all Liens, and such assignment will not be void or voidable under any applicable law; and (iii) all of the Units shall be subject to sublease by Customers under the Existing Car Service Contracts on rental and other terms which are no different, taken as a whole, than those for similar railcars in the rest of the Manager's Fleet;

          (i) all sales, use or transfer taxes due and payable upon the sale of the Equipment and assignment of Existing Car Service Contracts by Lessee Parent to the Lessee will have been paid or such transactions will then be exempt from any such taxes and Lessee Parent will cause any required forms or reports in connection with such taxes to be filed in accordance with applicable laws and regulations;

          (j) the Units are substantially similar in terms of objectively identifiable characteristics that are relevant for purposes of the services to be performed by the Manager under the Management Agreement to the equipment in the Manager's Fleet;

                                        [Participation Agreement (GARC II 98-A)]

          (k) in selecting the Units to be sold to the Company pursuant to the GATC Bill of Sale, Lessee Parent has not discriminated against the Company in a negative fashion when such Units are compared with the other equipment in the Manager's Fleet;

          (l) neither the Prospectus nor any written statement furnished by the Lessee Parent or on behalf of the Lessee Parent in connection with the negotiation of the Lease or any other Operative Agreement contains any untrue statement of a material fact or omits a material fact necessary to make the statements contained therein or herein not misleading. The assumptions and related financial information relating to the proposed business and operations of the Lessee Parent and the Company Fleet which are contained under "Structuring Assumptions" in the Prospectus (the "Structuring Assumptions") and the Equity Information have been prepared in good faith based upon information that the Lessee Parent deems fair and reasonable, and there are no statements or conclusions in any of the Structuring Assumptions or the Equity Information which are based upon or include information known to the Lessee Parent to be misleading in any material respect or which fail to take into account material information known to the Lessee Parent regarding the matters stated therein. Certain information contained in Equity Information (e.g., statistical information relating to renewal and remarketing of railcars, potential increases in absolute or nominal railcar lease rates, anticipated utilization, and maintenance costs) was based upon the historical experience of the Lessee Parent. Subject to the foregoing, there can be no assurance that past experience will be indicative of future performance with respect to these or other operating and marketing factors set forth in the Equity Information.
There is no fact which the Lessee Parent has not disclosed in writing which materially adversely affects or, so far as the Lessee Parent can now reasonably foresee, will materially adversely affect the properties, business, profits or condition (financial or otherwise) of the Lessee Parent;

          (m) the representations and warranties of the Lessee contained in
Section 3.2 are true and correct as of the date hereof;

          (n) Lessee Parent is not in default under any Existing Car Service Contract and to the best of the Lessee Parent's knowledge, there are (i) no defaults by any customer thereunder existing as of the date hereof under the Existing Car Service Contracts, except such defaults as are not material and
(ii) no claims or liabilities arising as a result of the operation or use of any Unit prior to the date hereof as to which Lessor, as owner of the Units, would be liable;

          (o) as of the Closing Date, the Lessee shall have provided, or caused to be provided, in either case in accordance with the terms of the relevant Existing Car Service Contract, a notice relating to each Existing Car Service Contract (which notice shall be substantially in the form attached hereto as Exhibit D) to the related customer under such Existing Car Service Contract;

                                        [Participation Agreement (GARC II 98-A)]

          (p) the consolidated balance sheet of the Lessee Parent and its consolidated subsidiaries as of December 31, 1997, and the related statements of operations, stockholders' equity and cash flows for the period then ended, have been prepared in accordance with generally accepted accounting principles (except as may be stated in the notes thereto), consistently applied, and fairly set forth, in all material respects, the financial condition of the Lessee Parent and its consolidated subsidiaries as of such dates and the results of their operations and cash flows for the periods then ended. The consolidated statements of earnings and cash flows of the Lessee Parent and its consolidated subsidiaries for the fiscal quarter ended June 30, 1998, and the related consolidated balance sheet as at the end of such period present fairly the consolidated financial position and results of operations and cash flows of the Lessee Parent and is consolidated subsidiaries in accordance with generally accepted accounting principles, as at the end of, and for such period (subject to normal year-end adjustments).

      Section  3.8.       Opinion Acknowledgment.  Each of the parties hereto,
                          ----------------------
with respect to such party, expressly consents to the rendering by its counsel of the opinion referred to in Section 4.1(e) and acknowledges that such opinion shall be deemed to be rendered at the request and upon the instructions of such party.

 SECTION 4.  CLOSING CONDITIONS.

      Section  4.1.       Conditions Precedent to Investment by Each
                          ------------------------------------------
Participant. The obligation of each Participant to make the investment specified with respect to such Participant in Section 2 on the Closing Date shall be subject to the satisfaction or waiver of the following conditions precedent (except that paragraph (k) and clause (i) of paragraph (p) shall not be conditions precedent to the Owner Participant's obligations hereunder and paragraph (n) and (s) and clause (ii) of paragraph (p) shall not be conditions precedent to the Loan Participant's obligations hereunder):

          (a) Execution of Operative Agreements.  On or before the Closing Date,
              ---------------------------------
this Agreement, the Trust Agreement, the Lease, the Lease Supplements in respect of the Units delivered on the Closing Date, the Indenture, the Indenture Supplements in respect of the Units delivered on the Closing Date, the Equipment Notes, the Pass Through Trust Agreement, the Pass Through Trust Supplements, the Management Agreement, the Insurance Agreement, the Transfer and Assignment Agreement, the Bill of Sale, the GATC Bill of Sale, the Intercreditor Agreement, the Underwriting Agreement and the Lockbox Agreement shall each be satisfactory in form and substance to such Participant, shall have been duly executed and delivered by the parties thereto (except that the execution and delivery of the documents referred to above (other than this Agreement) by a party hereto or thereto shall not be a condition precedent to such party's obligations hereunder), shall each be in full force and effect, and executed counterparts of each shall have been delivered to such Participant or its counsel on or before the Closing Date;

                                        [Participation Agreement (GARC II 98-A)]

and no event shall have occurred and be continuing that constitutes a Lease Default or an Indenture Default.

          (b) Recordation and Filing.  On or before the Closing Date (except as
              ----------------------
expressly stated below), the Lessee shall have caused the Lease, the Lease Supplements in respect of Units delivered on the Closing Date, the Indenture and the Indenture Supplements in respect of the Units delivered on the Closing Date and the Intercreditor Agreement (or a memorandum in respect of any or all of the foregoing), to be duly filed, recorded and deposited with the STB in conformity with 49 U.S.C. (S)11301 and with the Registrar General of Canada pursuant to
Section 105 of the Canada Transportation Act, and all necessary actions shall have been taken to cause publication of notice of such deposit in The Canada Gazette in accordance with said Section 90 within 21 days after the Closing Date and appropriate Uniform Commercial Code financing statements to be filed where necessary or reasonably advisable, and the Lessee shall furnish the Indenture Trustee, the Owner Trustee, the Collateral Agent and each Participant proof thereof.

          (c) Representations and Warranties of the Lessee.  On the Closing
              --------------------------------------------
Date, the representations and warranties of the Lessee contained in Section 3.2 and Section 3.4(b) hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Lessee certifying to the foregoing matters, and the Lessee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Lessee on or before said date.

          (d) Representations and Warranties of the Owner Trustee.  On the
              ---------------------------------------------------
Closing Date, the representations and warranties of WTC and the Owner Trustee contained in Section 3.1 and Section 3.4(a) shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, the Indenture Trustee, the Pass Through Trustee, Lessee Parent, the Manager and the Participants shall have received an Officer's Certificate to such effect dated such date from WTC (in respect of WTC) the Owner Trustee (in respect of the Owner Trustee) and WTC and the Owner Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by WTC and the Owner Trustee, respectively on or before said date.

                                        [Participation Agreement (GARC II 98-A)]

          (e) Opinions of Counsel.  On the Closing Date, the Owner Trustee, the
              -------------------
Indenture Trustee and each Participant shall have received the favorable written opinion of each of (i) Vedder, Price, Kaufman & Kammholz, special counsel for Lessee Parent, the Lessee and the Manager and counsel for Lessee Parent, the Lessee and the Manager (which counsel shall be the General Counsel or Assistant General Counsel of the Lessee Parent), (ii) Morris, James, Hitchens & Williams, counsel to the Owner Trustee, (iii) Winston & Strawn, special counsel to the Owner Participant and ___________, counsel to the Owner Participant, (iv) Bingham Dana LLP counsel to the Pass Through Trustee, (v) Bingham Dana LLP, counsel to the Indenture Trustee, (vi) Alvord & Alvord, special STB counsel, and
(vii) McCarthy Tetrault, special Canadian counsel, in each case in form and substance satisfactory to each Participant; provided that, except as otherwise provided herein, receipt by a party hereto of a favorable written opinion from counsel to such party with respect to a matter which is also covered by a representation of such party shall not be a condition precedent to such party's obligations hereunder.

          (f) Title.  On the Closing Date, after giving effect to the
              -----
transactions contemplated hereby, (i) the Owner Trustee shall have all legal and beneficial title to each Unit to be delivered on the Closing Date, free and clear of all Liens (other than Permitted Liens of the type described in clause
(ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and
(vii) of the definition thereof), (ii) the Lessee shall have received all right, title and interest of Lessee Parent in and to the Existing Car Service Contracts, free and clear of all Liens and (iii) each Customer under an Existing Car Service Contract shall have been notified of the assignment thereof to the Lessee.

          (g) Bills of Sale; GATC Assignment.  On the Closing Date, (i) the GATC
              ------------------------------
Bill of Sale and the Bill of Sale, in each case in form and substance reasonably satisfactory to the Lessee and the Owner Trustee, dated such date and covering the Units to be delivered on such date, transferring to the Lessee and the Owner Trustee, respectively, legal and beneficial title to such Units free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and
(vii) of the definition thereof) and warranting to the Owner Trustee that at the time of delivery of each such Unit, Lessee Parent and the Lessee, as the case may be, had legal and beneficial title thereto and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens of the type described in clause (ii) with respect to the Existing Car Service Contracts, and in clauses (iv) and (vii) of the definition thereof), and (ii) the GATC Assignment in form and substance reasonably satisfactory to the Lessee and the Owner Trustee, dated such date covering the Existing Car Service Contracts, assigning to the Lessee all right, title and interest of Lessee Parent to the Existing Car Service Contracts, free and clear of all Liens (other than Permitted Liens) and warranting to the Lessee that at the time of such assignment, Lessee Parent had legal and beneficial title to the Existing Car Service Contracts and good and lawful right to sell the same, and title thereto was free and clear of all Liens (other than Permitted Liens), shall each have been duly executed and delivered.

                                        [Participation Agreement (GARC II 98-A)]


          (h) Insurance Certificate and Opinion.  On or before the Closing Date,
              ---------------------------------
the Indenture Trustee and each Participant shall have received (x) each certificate relating to insurance that is required pursuant to Section 12 of the Lease and (y) certificates from a nationally recognized insurance broker substantially in the forms attached hereto as Exhibits A-1 and A-2 with respect to the public liability insurance required by Section 12.1(b) of the Lease.

          (i) Corporate Documents.  Each of the Participants shall have received
              -------------------
such documents and evidence with respect to Lessee Parent, the Lessee, the Manager, the Owner Participant, the Owner Trustee, the Pass Through Trustee and the Indenture Trustee as the Participants may reasonably request in order to establish the consummation of the transactions contemplated by this Agreement, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

          (j) No Threatened Proceedings.  No action or proceeding shall have
              -------------------------
been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

          (k) Representations and Warranties of the Owner Participant.  On the
              -------------------------------------------------------
Closing Date, the representations and warranties of the Owner Participant contained in Section 3.6 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, Lessee Parent, the Manager, the Indenture Trustee and the Pass Through Trustee shall have received an Officer's Certificate to such effect dated such date from the Owner Participant, and the Owner Participant shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Owner Participant on or before said date.

          (l) Notice of Delivery.  The Indenture Trustee and the Participants
              ------------------
shall have received the Notice of Delivery described in Section 2.3(a).

          (m) Representations and Warranties of the Indenture Trustee.  On the
              -------------------------------------------------------
Closing Date, the representations and warranties of the Indenture Trustee contained in Section 3.3 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, Lessee Parent, the

                                        [Participation Agreement (GARC II 98-A)]


Manager, the Owner Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Indenture Trustee, and the Indenture Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Indenture Trustee on or before said date.

          (n) Representations and Warranties of the Pass Through Trustee.  On
              ----------------------------------------------------------
the Closing Date, the representations and warranties of the Pass Through Trustee contained in Section 3.5 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct on and as of such earlier date), and each of the Lessee, Lessee Parent, the Manager, the Indenture Trustee, the Owner Trustee and the Owner Participant shall have received an Officer's Certificate to such effect dated such date from the Pass Through Trustee, and the Pass Through Trustee shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Pass Through Trustee on or before said date.

          (o) No Illegality.  No change shall have occurred after the date of
              -------------
the execution and delivery of this Agreement in applicable law or regulations thereunder or interpretations thereof by regulatory authorities that, in the opinion of such Participant or its counsel, would make it illegal for such Participant to enter into any transaction contemplated by the Operative Agreements.

          (p) Participants' Investments.  (i) The Owner Participant shall have
              -------------------------
made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3 and the Underwriting Agreement.

          (q) Consents.  All approvals and consents of any trustees or holders
              --------
of any indebtedness or obligations of the Lessee which are required in connection with the transactions contemplated by this Agreement shall have been duly obtained and be in full force and effect.

          (r) Governmental Actions.  All actions, if any, required to have been
              --------------------
taken on or prior to the Closing Date in connection with the transactions contemplated by this Agreement on the Closing Date shall have been taken by any governmental or political agency, subdivision or instrumentality of the United States, and all orders, permits, waivers, exemptions, authorizations and approvals of such entities required to be in effect on the Closing Date in connection with the transactions contemplated by this Agreement on the Closing Date shall have

                                        [Participation Agreement (GARC II 98-A)]


been issued, and all such orders, permits, waivers, exemptions, authorizations and approvals shall be in full force and effect, on the Closing Date.

          (s) Tax Indemnity Agreement.  On or before the Closing Date, the Tax
              -----------------------
Indemnity Agreement shall be satisfactory in form and substance to the Owner Participant, shall have been duly executed and delivered by Lessee Parent and, assuming due authorization, execution and delivery by the Owner Participant, shall be in full force and effect.

          (t) Appointment of Representative.  The Owner Trustee shall have
              -----------------------------
authorized its representative, who shall be an individual designated by the Lessee and acceptable to the Owner Trustee, to accept the Units being delivered on the Closing Date from the Lessee and to deliver such Units to the Lessee. The Lessee shall have authorized its representative (who shall be the same individual designated by the Lessee under this paragraph) to accept delivery of the Units from the Owner Trustee as Lessor pursuant to the Lease.

          (u) Solvency of the Lessee.  The Lessee shall have furnished to the
              ----------------------
Participants an Officer's Certificate as to the solvency of the Lessee as of the Closing Date stating, among other things, that on the Closing Date the Liquidity Reserve Account (as defined in the Intercreditor Agreement) has a balance of $500,000 and the Collection Account has a balance of $1,500,000.

          (v) Schedule of Subleases and Units.  The Participants and the
              -------------------------------
Collateral Agent shall have received a schedule, certified by the Lessee and the Manager, listing the Existing Car Service Contracts under the Lease and the Other Leases, the Customer under each thereof and the Units covered hereby and the units covered by the Other Leases (which shall constitute in the aggregate all of the Units under the Lease and the Other Leases).

          (w) Projected Coverage Ratio.  The Manager shall have furnished to the
              ------------------------
Participants and the Collateral Agent that portion of the report provided for in
Section 7.1 of the Management Agreement setting forth the Projected Coverage Ratio for the six-month period immediately succeeding the Closing Date.

          (x) Procedures Letter.  The Participants shall have received an agreed
              -----------------
upon procedures letter from Ernst & Young in form and substance reasonably satisfactory to each of them.

          (y) Representations and Warranties of the Lessee Parent.  On the
              ---------------------------------------------------
Closing Date, the representations and warranties of the Lessee Parent contained in Section 3.7 hereof shall be true and correct in all material respects as of the Closing Date as though then made on and as of such date, except to the extent that such representations and warranties relate solely to an earlier date (in which case such representations and warranties were true and correct

                                        [Participation Agreeemnt (GARC II 98-A)]


on and as of such earlier date), and each of the Owner Trustee, the Indenture Trustee and the Participants shall have received an Officer's Certificate to such effect dated such date from the Lessee Parent, and the Lessee Parent shall have performed and complied with all agreements and conditions herein contained which are required to be performed or complied with by the Lessee Parent on or before said date.

          (z) Insurance Manager Letter.  The Participants shall have received a
              ------------------------
letter from the Insurance Manager, in form reasonably satisfactory to them, certifying that, in respect of the public liability insurance policies to be renewed or put into effect as of October 1, 1998, the Insurance Manager has obtained (i) the advance agreement of its insurers that such policies will contain the provisions referred to in Section 12.3(b) of the Lease (except in the case of Section 12.3(b)(iii), the Insurance Manager shall use reasonable efforts to furnish), and (ii) the agreement of its independent insurance broker,
(A) with respect to the certificate of such broker to be supplied with reference to such policies, to render the opinion set forth in clause (iii) of Section 12.4(a) of the Lease, and (B) to provide the notices required in Sections 12.4(b) of the Lease.

      Section  4.2.       Additional Conditions Precedent to Investment by the
                          ----------------------------------------------------
Pass Through Trustee and Indenture Trustee.  The obligation of the Pass Through
------------------------------------------
Trustee to fund the Loan Participant's Commitment and purchase and pay for the Equipment Notes to be purchased by it pursuant to Sections 2.2(b) and 2.3 on the Closing Date shall be subject to the additional conditions that the Equipment Notes to be delivered on the Closing Date shall have been duly authorized, executed and delivered to the Pass Through Trustee by a duly authorized officer of the Owner Trustee and duly authenticated by the Indenture Trustee and that on the Closing Date the Pass Through Trustee shall have received the proceeds from the sale of the Pass Through Certificates.

      Section  4.3.       Additional Conditions Precedent to Investment by the
                          ----------------------------------------------------
Owner Participant.  The obligation of the Owner Participant to provide the funds
-----------------
specified with respect to it in Sections 2.2(a) and 2.3 on the Closing Date with respect to any Unit to be delivered on the Closing Date shall be subject to the satisfaction or waiver of the following additional conditions precedent:

          (a)  Appraisal.  On or before the Closing Date, the Owner Participant
               ---------
shall have received an opinion (the "Appraisal") of Rail Solutions, Inc., satisfactory in form and substance to the Owner Participant (with a separate summary or other evidence of such Appraisal as it relates to fair market value and useful life being provided to the Rating Agencies), concluding that: (i) the fair market value of each Unit being delivered on the Closing Date is equal to the portion of the Total Equipment Cost with respect to such Unit; (ii) at the expiration of the Basic Term, (A) without taking into account inflation or deflation from and after the Closing Date or the existence of any purchase option, it is reasonable to expect that each Unit

                                        [Participation Agreement (GARC II 98-A)]


will have a fair market value of at least 20% of the Total Equipment Cost with respect to such Unit and (B) the remaining economic life of each Unit will be at least equal to 20% of the economic life of such Unit as estimated in the Appraisal; (iii) as of the Early Purchase Date, the estimated fair market value of each Unit being delivered on the Closing Date, taking into account inflation or deflation from and after the Closing Date, will not exceed the portion of the Early Purchase Price attributable to such Unit; (iv) as of the expiry of the Basic Term, the estimated fair market value of each Unit being delivered on the Closing Date, taking into account inflation or deflation from and after the Closing Date, will not exceed the portion of the Basic Term Purchase Price; (v) no Unit being delivered on the Closing Date is Limited Use Property; (vi) the Fixed Rate Renewal is greater than or equal to the fair market rental value of each Unit and the Lessee is not compelled to exercise any Fixed Rate Renewal option; and (vii) such other matters as the Owner Participant may reasonably request; provided that the Lessee makes no representation as to the fair market value, useful life, fair market rental value or estimated residual value of the Equipment, and the Lessee shall not be responsible for, or incur any liabilities as a result of, the contents of such Appraisal or report to which it relates or, except to the extent provided in the Tax Indemnity Agreement.

          (b) Opinion with Respect to Certain Tax Aspects.  On the Closing Date,
              -------------------------------------------
the Owner Participant shall have received the opinion of Winston & Strawn, addressed to the Owner Participant, in form and substance satisfactory to the Owner Participant, containing such counsel's favorable opinion with respect to such tax matters as the Owner Participant may reasonably request.

          (c) Absence of Change in Tax Laws.  No change shall have occurred
              -----------------------------
after the date of the execution and delivery of this Agreement in relevant United States tax laws or regulations, which change would cause a material adverse change in the projected coverage ratios used as part of the Basic Rent structuring assumptions.

      Section  4.4.       Conditions Precedent to the Obligation of the Lessee.
                          ----------------------------------------------------
The obligation of the Lessee with respect to the sale of the Units to the Owner Trustee and acceptance of the Units under the Lease as of the Closing Date is subject to the satisfaction or waiver of the following conditions precedent:

          (a) Corporate Documents.  On or before the Closing Date, the Lessee
              -------------------
shall have received such documents and evidence with respect to the Owner Participant, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee as the Lessee may reasonably request in order to establish the authorization of the consummation of, or otherwise relating to the ability to consummate, the transactions contemplated by this Agreement and the other Operative Agreements, the taking of all corporate and other proceedings in connection therewith and compliance with the conditions herein or therein set forth.

                                        [Participation Agreement (GARC II 98-A)]


          (b) Operative Agreements.  On or before the Closing Date, the
              --------------------
Operative Agreements shall have been duly authorized, executed and delivered by the respective party or parties thereto (other than the Lessee, the Manager and Lessee Parent), and an executed counterpart of each thereof shall have been delivered to the Lessee or its special counsel.

          (c) Representations and Warranties.  On the Closing Date, the
              ------------------------------
representations and warranties of each of the Owner Trustee, the Indenture Trustee, the Pass Through Trustee and the Owner Participant contained in Section 3 hereof shall be true and correct in all material respects as of the Closing Date as though made on and as of such date, and the Lessee shall have received an Officer's Certificate to such effect dated such date from each of the Owner Trustee as described in Section 4.1(d), the Owner Participant as described in
Section 4.1(k), the Indenture Trustee as described in Section 4.1(m) and the Pass Through Trustee as described in Section 4.1(n), addressed to the Lessee.

          (d) Opinions of Counsel.  On the Closing Date, the Lessee shall have
              -------------------
received the opinions of counsel referred to in Section 4.1(e) (other than that set forth in clause (i) therein), addressed to the Lessee.

          (e) No Threatened Proceedings.  No action or proceeding shall have
              -------------------------
been instituted nor shall governmental action be threatened before any court or governmental agency, nor shall any order, judgment or decree have been issued or proposed to be issued by any court or governmental agency at the time of the Closing Date, to set aside, restrain, enjoin or prevent the completion and consummation of this Agreement or the transactions contemplated hereby.

          (f) Participants' Investments.  (i) The Owner Participant shall have
              -------------------------
made available the Owner Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(a) and 2.3 and (ii) the Loan Participant shall have made available the Loan Participant's Commitment in the amount specified in, and otherwise in accordance with, Sections 2.2(b) and 2.3.

          (g) Absence of Change in Tax Laws.  No change shall have occurred
              -----------------------------
after the date of the execution and delivery of this Agreement in relevant United States tax laws or regulations, which change would cause an increase in the net present value (expressed as a percentage of Total Equipment Cost) of the Basic Rent (discounted monthly at a rate per annum equal to the Debt Rate) to exceed ten (10) basis points.

SECTION 5.  FINANCIAL AND OTHER REPORTS OF THE LESSEE.

     The Lessee agrees during the Lease Term and (if longer, in the event that the Lessee has assumed all of the rights and obligations of the Lessor under the Indenture in respect of the

                                        [Participation Agreement (GARC II 98-A)]


Equipment Notes) so long as any Equipment Note remains outstanding, that it will furnish directly to each Participant the following:

          (a) as soon as available and in any event within 60 days after the end of each of the first three quarters, of each fiscal year, a balance sheet of the Lessee as at the end of such quarter, together with the related consolidated statements of income and cash flows of the Lessee for the period beginning on the first day of such fiscal year and ending on the last day of such quarter, setting forth in each case (except for the balance sheet) in comparative form the figures for the corresponding periods of the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles;

          (b) as soon as available and in any event within 120 days after the last day of each fiscal year, a copy of the Lessee's audited annual report covering the operations of the Lessee including a balance sheet, and related statements of income and retained earnings and statement of cash flows of the Lessee for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with generally accepted accounting principles applied on a consistent basis, which statements will have been certified by a firm of independent public accountants of recognized national standing selected by the Lessee;

          (c) as soon as available, one copy of any document filed by the Lessee with the Securities and Exchange Commission or any successor agency pursuant to
Section 13(a), 13(c), 14 or 15(d) (or any successor sections) of the Securities Exchange Act of 1934, as amended (excluding such documents or portions thereof which are treated as confidential and not available to the public, in accordance with applicable law, by the Securities and Exchange Commission);

          (d) within the time periods prescribed in paragraphs (a) and (b) above, a certificate, signed by the Treasurer or principal financial officer of the Lessee, to the effect that the signer has reviewed the Operative Agreements and activities and records of the Lessee during the immediately preceding fiscal quarter or year, as the case may be, and that, after due inquiry, such officer is not aware of any default in compliance by the Lessee with any of the covenants, terms and provisions of this Agreement or the Lease (except as specified), and if a Lease Default shall exist, specifying such Lease Default, the nature and status thereof and what action Lessee is taking or plans to take with respect thereto;

          (e) within the time periods presented in Section 7 of the Management Agreement, each of the reports referred to therein signed by the appropriate Person designated therein; and

                                       [Participation Agreeement (GARC II 98-A)]


          (f) promptly after request therefor, such additional information with respect to the financial condition or business of the Lessee as any Participant may from time to time reasonably request.

SECTION 6.  CERTAIN COVENANTS OF THE PARTICIPANTS, THE TRUSTEES
            AND THE LESSEE.

      Section  6.1.       Restrictions on Transfer of Beneficial Interest.  The
                          -----------------------------------------------
Owner Participant agrees that it shall not sell, convey, assign, pledge, mortgage or otherwise transfer all or any part of the Beneficial Interest (collectively, for purposes of this Section 6.1, a "transfer") prior to the expiration or earlier termination of the Lease Term without the Lessee's prior written consent (which consent shall not be unreasonably withheld); provided, however, that no such consent shall be required if the following conditions are satisfied:

          (a) the Person to whom such transfer is to be made (a "Transferee") is
(i) an institutional or corporate investor with tangible net worth or, in the case of a bank or lending institution, combined capital and surplus at the time of such transfer, of at least $75,000,000, determined in accordance with generally accepted accounting principles or (ii) any Affiliate of any such institutional or corporate investor if such investor guarantees the obligations so assumed by such Affiliate pursuant to a guaranty in form and substance satisfactory to the Lessee or (iii) an Affiliate of the Owner Participant; provided that in the event of a transfer pursuant to clause (iii) which does not qualify under clauses (i) or (ii), the Owner Participant shall remain liable for all of its obligations under this Agreement and the other Operative Agreements;

          (b) so long as no Lease Event of Default has occurred and is continuing, neither the Transferee nor any of its Affiliates shall compete (directly or indirectly) (other than as a passive investor or loan participant in the financing of equipment or facilities used in full service railcar leasing) with Lessee Parent in any respect material to the business of Lessee's Parent of leasing rail cars under full service operating leases; provided, that no Transferee or Affiliate thereof shall be deemed to (i) be engaged in full service railcar leasing or (ii) hold (directly or indirectly) any material interest in any business that is competitive with Lessee's or Lessee Parent's full service railcar leasing business, solely by reason of any sale, lease or other disposition (or any actions in furtherance of any of the foregoing) of any of such Person's interest in any equipment or facilities directly or indirectly owned, leased or otherwise controlled pursuant to any such Person's passive investment or loan participation in the financing of any such equipment or facilities used in full service railcar leasing or any re-leasing or sale of any rail equipment which is returned to or repossessed by or on behalf of such Person from a lessee or borrower in connection with a lease financing or lender transaction entered into by such Person as a passive lessor, investor or lender;

                                        [Participation Agreement (GARC II 98-A)]


          (c) each of the Indenture Trustee, the Owner Trustee and the Lessee shall have received 10 days (or, if a Lease Event of Default shall have occurred and is continuing and the proposed Transferee or any of its Affiliates would not, but for the occurrence of such Lease Event of Default, have satisfied the requirements set forth in subparagraph (b) above or (l) below, fifteen (15) Business Days) prior written notice of such transfer specifying the name and address of any proposed Transferee and such additional information as shall be necessary to determine whether the proposed transfer satisfies the requirements of this Section 6.1;

          (d) such Transferee enters into an agreement (i) in the form attached hereto as Exhibit C or (ii) otherwise in form and substance satisfactory to each of the Lessee and the Owner Trustee and not reasonably objected to by the Indenture Trustee whereby such Transferee confirms that it shall be deemed a party to this Agreement and each other Operative Agreement to which the transferring Owner Participant is a party, and agrees to be bound by all the terms of, and to undertake all of the obligations and liabilities of the transferring Owner Participant contained in, this Agreement and such other Operative Agreements and in which the Transferee shall make representations and warranties comparable to those of the Owner Participant contained herein and therein;

          (e) an opinion of counsel of the Transferee (which counsel shall be reasonably acceptable to the Lessee, the Owner Trustee and the Indenture Trustee and which may be internal counsel of the Transferee), confirming (i) the existence, corporate power and authority of, and due authorization, execution and delivery of all relevant documentation by, the Transferee (with appropriate reliance on certificates of corporate officers or public officials as to matters of fact), (ii) that each agreement referred to in subparagraph (d) above is the legal, valid, and binding obligation of the Transferee, enforceable against the Transferee in accordance with its terms (subject to customary qualifications as to bankruptcy and equitable principles) and (iii) compliance of the transfer with applicable requirements of federal securities laws and securities laws of the Transferee's domicile, shall be provided, prior to such transfer, to each of the Lessee, the Owner Trustee and the Indenture Trustee, which opinion shall be in form and substance reasonably satisfactory to the Lessee, the Owner Trustee and the Indenture Trustee;

          (f) such transfer complies in all respects with and does not violate any applicable provisions of the federal securities laws and the securities law of any applicable state;

          (g) except as specifically consented to in writing by each of the Lessee, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee, the terms of the Operative Agreements shall not be altered;

          (h) after giving effect to such transfer, the Beneficial Interest shall be held by not more than [two] Owner Participants and the total number of owner participants (including the Owner Participants) holding beneficial interests in the Company Fleet shall not

                                        [Participation Agreement (GARC II 98-A)]


exceed [five] owner participants (including the Owner Participants); provided that for the purpose of calculating the number of Owner Participants under this paragraph (h), any Owner Participants that are Affiliates of each other shall be considered to be one Owner Participant;

          (i) all reasonable expenses of the parties hereto (including, without limitation, reasonable legal fees and expenses of special counsel) incurred in connection with each transfer of such Beneficial Interest shall be paid by the transferring Owner Participant;

          (j) such transfer either (i) does not involve the use of any funds which constitute assets of an employee benefit plan subject to Title I of ERISA or Section 4975 of the Code or (ii) if clause (i) is not applicable, will not constitute a prohibited transaction under ERISA or the Code;

          (k) as a result of and following such transfer, no Indenture Default attributable to the Owner Participant or the Owner Trustee shall have occurred and be continuing;

          (l) unless a Lease Event of Default shall have occurred and is continuing, the transfer does not involve the sale of the stock of any Owner Participant, the sole asset of which is all or a portion of the Beneficial Interest, to, or the merger of any such Owner Participant with or into, any Person who is a competitor of the Lessee Parent as described in paragraph (b) of this Section 6.1;

          (m) the Transferee (i) is a "United States Person" within the meaning of Section 7701(a)(30) of the Code or (ii) is engaged in a United States trade or business for purposes of Subtitle A, Chapter 1, Subchapter N of the Code and is acquiring such Beneficial Interest in connection with such trade or business; and

          (n) the Owner Participant shall deliver to the Lessee an Officer's Certificate certifying as to compliance with the transfer requirements contained herein.

     Upon any such transfer (i) except as the context otherwise requires, such Transferee shall be deemed the "Owner Participant" for all purposes, and shall enjoy the rights and privileges and perform the obligations of the Owner Participant to the extent of the interest transferred hereunder and under each other Operative Agreement to which the Owner Participant is a party, and, except as the context otherwise requires, each reference in this Agreement and each other Operative Agreement to the "Owner Participant" shall thereafter be deemed to include such Transferee for all purposes to the extent of the interest transferred, and (ii) the transferor, except to the extent provided in Section 6.1(i) hereof and except in the case of a transfer to a Transferee described in the proviso to Section 6.1(a)(iii) hereof, shall be released from all obligations hereunder and under each other Operative Agreement to which such transferor is a

                                        [Participation Agreement (GARC II 98-A)]


party or by which such transferor is bound solely to the extent such obligations are expressly assumed by a Transferee; and provided, further, that in no event
                                           --------  -------
shall any such transfer or assignment waive or release the transferor from any liability on account of any breach existing prior to such transfer of any of its representations, warranties, covenants or obligations set forth herein or in any of the other Operative Agreements or for any fraudulent or willful misconduct. Subject to subsection 6.1(l), the provisions of this Section 6.1 shall not be construed to restrict the Owner Participant from consolidating with or merging into any other corporation or restricting another corporation from merging into or consolidating with the Owner Participant. Notwithstanding any transfer, the transferor Owner Participant shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under any of the Operative Agreements. No transfer hereunder shall, by virtue of the Transferee engaging in a business or activity not generally conducted by other institutional or corporate investors in lease transactions, increase the Lessee's indemnification obligations under Section
7.1 or 7.2. The Owner Participant hereby acknowledges and agrees (and each Transferee by virtue of any transfer shall be deemed to have acknowledged and agreed) to the terms of the Intercreditor Agreement.

     Section  6.2.       Lessor's Liens Attributable to the Owner Participant.
                         ----------------------------------------------------
The Owner Participant hereby unconditionally agrees with and for the benefit of each of the other parties to this Agreement that the Owner Participant shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to the Owner Participant on or against all or any portion of the Indenture Estate or the Equipment, and the Owner Participant agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that the Owner Participant may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment or any portion thereof by the Lessee under the Lease or the rights of the Indenture Trustee under the Indenture.

     Section  6.3.       Lessor's Liens Attributable to WTC.  WTC hereby
                         ----------------------------------
unconditionally agrees with and for the benefit of each of the other parties to this Agreement that it shall not directly or indirectly create, incur, assume or suffer to exist any Lessor's Lien attributable to it on or against all or any portion of the Trust Estate or the Equipment, WTC agrees that it shall, at its own cost and expense, take such action as may be necessary to duly discharge and satisfy in full any such Lessor's Lien; provided that WTC may contest any such Lessor's Lien in good faith by appropriate proceedings so long as such proceedings do not involve any material danger of the sale, forfeiture or loss of the Equipment or any interest therein or interference with the use, operation, or possession of the Equipment or any portion thereof by the Lessee under the Lease or the right of the Indenture Trustee under the Indenture.

     Section  6.4.       Liens Created by the Indenture Trustee and the Loan
                         ---------------------------------------------------
Participant.
-----------

                                        [Participation Agreement (GARC II 98-A)]


          (a) The Indenture Trustee, in its individual capacity, covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Loan Participant that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against the Indenture Trustee in its individual capacity not related to its interest in the Equipment and the Trust Estate, or to the administration of the Indenture Estate pursuant to the Indenture, (ii) acts of the Indenture Trustee in its individual capacity not contemplated by, or failure of the Indenture Trustee to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against the Indenture Trustee attributable to the actions of the Indenture Trustee in its individual capacity relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7 attributable to the actions of the Indenture Trustee, or (iv) claims against the Indenture Trustee arising out of the transfer by the Indenture Trustee of all or any portion of its interest in the Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which the Indenture Trustee will, at its own cost and expense (and without any right of reimbursement from any other party hereto), promptly take such action as may be necessary duly to discharge any such Lien.

          (b) The Loan Participant covenants and agrees with each of the Lessee, the Owner Trustee, the Owner Participant and the Indenture Trustee that it shall not cause or permit to exist any Lien on or against all or any portion of the Equipment, the Trust Estate or the Indenture Estate arising as a result of (i) claims against such Loan Participant not related to its interest in the Equipment and the Trust Estate, (ii) acts of such Loan Participant not contemplated by, or failure of such Loan Participant to take any action it is expressly required to perform by, any of the Operative Agreements, (iii) claims against such Loan Participant relating to Taxes or expenses that are not indemnified against by the Lessee pursuant to Section 7, or (iv) claims against such Loan Participant arising out of the transfer by such Loan Participant of all or any portion of its interest in the Equipment, the Indenture Estate or the Operative Agreements, other than a transfer permitted by the Operative Agreements and with respect to which such Loan Participant will, at its own cost and expense (and without any right of reimbursement from the Lessee), promptly take such action as may be necessary duly to discharge any such Lien.

     Section  6.5.       Covenants of Owner Trustee, Owner Participant and
                         -------------------------------------------------
Indenture Trustee.  Each of the Owner Participant and WTC, in its individual and
-----------------
trust capacities, hereby agrees, as to its own actions only and severally and not jointly, with (a) the Loan Participant and the Indenture Trustee (so long as the Equipment Notes remain outstanding), not to amend, supplement, or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of the Loan Participant or the Indenture Trustee without the prior written consent of such party and (b) with the Lessee, not to terminate or revoke the Trust Agreement or the trust created by the Trust Agreement prior to the payment in full and discharge

                                        [Participation Agreement (GARC II 98-A)]


of the Equipment Notes and all other indebtedness secured by the Indenture and the final discharge thereof. Each of WTC and the Indenture Trustee agrees, for the benefit of the Lessee and the Owner Participant, to comply with the provisions of the Indenture and not to amend, supplement, or otherwise modify any provision of the Indenture except in the manner provided in Article IX thereof. Notwithstanding anything to the contrary contained herein or in any of the other Operative Agreements, the Indenture Trustee's obligation to take or refrain from taking any actions, or to use its discretion (including, but not limited to, the giving or withholding of consent or approval and the exercise of any rights or remedies under such Operative Agreement), and any liability therefor, shall, in addition to any other limitations provided herein or in any of the other Operative Agreements, be limited by the provisions of the Indenture.

     Section  6.6.       Amendments to Operative Agreements.  Unless a Lease
                         ----------------------------------
Event of Default shall have occurred and be continuing, the Trustees and Participants shall not terminate the Operative Agreements to which the Lessee is not or will not be a party, or amend, supplement, waive or modify such Operative Agreements in any manner, (i) except in accordance with such Operative Agreements in effect on the date hereof (as amended, modified or supplemented from time to time in accordance with the terms hereof and of such Operative Agreements), or (ii) adverse to the Lessee or to any of its rights or interests under any of the Operative Agreements, except with the prior written consent of the Lessee. Without limiting the generality of the foregoing, each of the Owner Participant and the Trustees (as applicable) agrees that, in any event, unless a Lease Event of Default shall have occurred and be continuing, it will not amend
Section 2.10 or Article IX of the Indenture or Article IX of the Trust Agreement without the prior written consent of the Lessee.

     Section  6.7.       Certain Representations, Warranties and Covenants.
                         -------------------------------------------------
The Lessee hereby confirms its representations, warranties and covenants in
Article 6 of the Intercreditor Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

     Section  6.8.       Covenants of the Manager.  The Manager hereby confirms
                         ------------------------
the covenants in Article 7 of the Management Agreement, which are hereby incorporated in this Agreement by this reference as fully as if set forth herein in their entirety.

     Section  6.9.       Lessee's Purchase in Certain Circumstances.  If (A)
                         ------------------------------------------
the Owner Participant or any Affiliate thereof is or acquires, is acquired by, merges or otherwise consolidates with any company or Affiliate thereof who would not be an eligible "Transferee" by reason of Section 6.1(b) (and, in the case of an Affiliate, such entity continues to be an Affiliate of the Owner Participant after such acquisition, merger or consolidation), or (B) the Lessee shall have requested a waiver pursuant to Section 12.3(c) of the Lease and the Lessor and the Owner Participant shall have refused to grant such waiver or shall have granted such waiver but shall have refused to further waive the requirement that amounts be deposited in the Special Insurance

                                        [Participation Agreement (GARC II 98-A)]


Reserves Account pursuant to the Intercreditor Agreement in connection with the granting of the initial waiver, the Lessee may, by prior written notice to the Owner Participant, either (x) require that such Owner Participant transfer its Beneficial Interest in accordance with the terms of Section 6.1 to Lessee or such other transferee as Lessee shall designate (at a price which would result in the same economics to such Owner Participant as if such Owner Participant had been paid its applicable portion of the purchase price calculated as of the date of such transfer plus all other amounts to which the Owner Participant would be entitled upon the Lessee's payment in full of all amounts due and owing by Lessee under the Operative Agreements, as set forth below); provided that, without regard to such Owner Participant's obligations under the Operative Agreements relating to the period prior to such transfer, any transfer pursuant to this clause (x) shall be without additional representations or warranties of or other liabilities or obligations on such Owner Participant, or (y) on a Determination Date which is designated by the Lessee by written notice to the Owner Trustee and the Indenture Trustee not less than 25 days prior to such Determination Date, purchase the Equipment for a purchase price equal to (I) the Termination Value calculated as of such Determination Date (provided that in the case of (B) above, the amount referred to in this Clause (I) shall equal the greater of the Termination Value or the Fair Market Sales Value of the Equipment calculated as of such Determination Date), plus (II) all other amounts due and owing by the Lessee under the Operative Agreements with respect to such Units, including, without limitation, all accrued and unpaid Basic Rent therefor as of such Determination Date (exclusive of any Basic Rent payable in advance on such date), any interest accrued and unpaid with respect to such unpaid Basic Rent, any Make-Whole Amount then payable on the Equipment Notes pursuant to Section 2.10(c) of the Indenture with respect to the Equipment and any then Late Payment Premium due and owing under the Operative Agreements with respect to such Units so that, after receipt and application of all such payments but without any withdrawal from any Reserve Account the Owner Participant shall be entitled under the terms of the Intercreditor Agreement to receive, and does receive, in respect of all such Units, the sum of the Accumulated Equity Deficiency Amount and Late Payment Interest related thereto and any other amounts then due to Owner Participant. In the event that such Owner Participant holds less than 100% of the Beneficial Interest (after excluding any Beneficial Interests held by the Lessee, the Manager or any Affiliate of either thereof), in lieu of purchasing of the Equipment as provided above, the Lessee may instead purchase such Owner Participant's Beneficial Interest for a purchase price equal to (a) the excess of (i) the purchase price for the Equipment determined as provided above in this
Section 6.9 over (ii) the sum of the principal amount of Equipment Notes then outstanding (b) multiplied by a fraction equal to the portion such Owner Participant's Beneficial Interest bears to 100% of the Beneficial Interests.

      If the Lessee elects to exercise the option to purchase the Equipment (as opposed to such Owner Participant's Beneficial Interest) as provided in this
Section 6.9, the Lessee shall, as the purchase price therefor, in the sole discretion of the Lessee, either (i) pay the purchase price, as specified in the above paragraph, with respect to the Equipment, together with all other amounts due and owing by the Lessee under the Operative Agreements, or (ii) so long as no

                                        [Participation Agreement (GARC II 98-A)]


Lease Event of Default shall have occurred and be continuing and the Owner Participant is entitled under the terms of the Intercreditor Agreement to and does receive all such amounts, pay the difference between (x) the amounts specified in clause (i) above and (y) the unpaid principal amount of the Equipment Notes scheduled to be outstanding as of the Determination Date specified by the Lessee in the second sentence of this Section 6.9 (after deducting therefrom the principal installment, if any, to be paid on such date). In connection with any purchase of the Units hereunder, the Lessee will make the payments required by this Section 6.9 in immediately available funds against delivery of a bill of sale transferring and assigning to the Lessee all right, title and interest of the Lessor in and to the Units on an "as-is" "where-is" basis and containing a warranty with respect to the absence of any Lessor's Lien. In such event, the costs of preparing the bill of sale or other transfer documents and all other documentation relating to such purchase and the costs of any necessary filings related thereto will be borne by the Lessee. If the Lessee shall fail to fulfill its obligations under this second paragraph of
Section 6.9, all of the Lessee's obligations under the Lease and the Operative Agreements, including, without limitation, the Lessee's obligation to pay installments of Rent, with respect to the Units in question shall continue.

     Section  6.1.       Owner Participant as Affiliate of Lessee.  If at any
                         ----------------------------------------
time the original or any successor Owner Participant shall be an Affiliate of the Lessee, such Owner Participant and the Lessee agree that, notwithstanding
Section 9.5 of the Indenture, they will not vote its Beneficial Interest in any respect if there is another Owner Participant not affiliated with the Lessee, and, if there is no such Owner Participant, they will not vote its Beneficial Interest to modify, amend or supplement any provision of the Lease or this Agreement or give, or permit the Owner Trustee to give, any consent, waiver, authorization or approval thereunder if any such action would adversely affect in a material manner the Indenture Trustee or any holder of an Equipment Note unless such action shall have been consented to by a Majority in Interest.

SECTION 7.  LESSEE'S INDEMNITIES.

     Section  7.1.       General Tax Indemnity.
                         ---------------------

          (a) Tax Indemnities Defined.  For purposes of this Section 7.1, "Tax
              -----------------------
Indemnitee" means the Loan Participant, the Owner Participant, its Affiliates, the Owner Trustee both in its individual capacity and as trustee, the Indenture Trustee both in its individual capacity and as trustee, the Pass Through Trustee both in its individual capacity and as trustee, each of their successors or assigns permitted under the terms of the Operative Agreements, any officer, director, employee or agent of any of the foregoing, the Trust Estate and the Indenture Estate.

          (b) Taxes Indemnified.  Except as provided below, all payments by the
              -----------------
Lessee to any Tax Indemnitee in connection with the transactions contemplated by the Operative Agreements shall be free of withholdings of any nature whatsoever (and at the time that any

                                        [Participation Agreement (GARC II 98-A)]


payment is made upon which any withholdings is required the Lessee shall pay an additional amount such that the net amount actually received will, after such withholding and on an After-Tax Basis, equal the full amount of the payment then due) and shall be free of expense to each Tax Indemnitee for collection or other charges. The Lessee shall defend, indemnify and save harmless each Tax Indemnitee from and against, and as between the Lessee and each Tax Indemnitee the Lessee hereby assumes liability with respect to, all fees (including, without limitation, license fees and registration fees), taxes (including, without limitation, income, gross receipts, franchise, sales, use, value added, property and stamp taxes), assessments, levies, imposts, duties, charges or withholdings of any nature whatsoever, together with any and all penalties, additions to tax, fines or interest thereon ("Taxes") imposed against any of the Tax Indemnitees, any item of Equipment or the Lessee, upon, arising from or relating to

                    (i)   any item of Equipment,

                    (ii) the construction, manufacture, financing, purchase, delivery, ownership, acceptance, rejection, possession, improvement, use, operation, leasing, subleasing, condition, maintenance, repair, refinancing, registration, sale, return, replacement, storage, abandonment or other application or disposition of any item of Equipment,

                    (iii) the rental payments, receipts or earnings arising from any item of Equipment or payable pursuant to the Operative Agreements, or

                    (iv) the Operative Agreements, the Equipment Notes or any Car Service Contract or otherwise with respect to or in connection with the transactions contemplated thereby.

          (c) Taxes Excluded.  In the case of the Owner Participant, its
              --------------
Affiliates, the Owner Trustee both in its individual capacity and as trustee, and each of their respective successors, assigns, officers, directors, employees and agents described in Section 7.1(a) and the Trust Estate (each, an "Equity
                                                                       ------
Tax Indemnitee" and each Tax Indemnitee which is not an Equity Tax Indemnitee, a
--------------
"Lender Tax Indemnitee") except with respect to indemnification payments
 ---------------------
hereunder or payments pursuant to this Section 7.1, the indemnity provided in
Section 7.1(b) shall not include:

                    (i) as to any Equity Tax Indemnitee, any Income Tax imposed by the United States federal government;

                    (ii) as to any Equity Tax Indemnitee, any Income Tax imposed by any state, local or foreign government or taxing authority or subdivision thereof, except to the extent such Taxes are solely attributable to the use or location of

                                        [Participation Agreement (GARC II 98-A)]


     any item of Equipment or the activities of the Lessee or its Affiliates or any sublessee in the taxing jurisdiction;

               (iii) as to any Equity Tax Indemnitee, any Tax that is imposed as a result of the sale, transfer or other disposition, by the Lessor or the Owner Participant of any of its rights with respect to any item of Equipment or the Owner Participant's interest in the Trust Estate unless such sale, transfer or other disposition is a result of an Event of Default, results from any substitution, repair or replacement of any item of Equipment under the Lease, or results from any sale, transfer or disposition required under the Lease (including but not limited to Section 10 of the Lease);

               (iv) as to any Equity Tax Indemnitee, any Taxes to the extent they exceed the Taxes that would have been imposed had an Equity Tax Indemnitee not transferred, sold or disposed of its Interest or rights in any item of Equipment to a non-U.S. Person;

               (v) Taxes imposed on a Lender Tax Indemnitee with respect to any period after the payment in full of the Equipment Notes; provided that the exclusion set forth in this clause (v) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with the applicable time or relate to any payment made by the Lessee after such date;

               (vi) as to any Tax Indemnitee, Taxes to the extent caused by any misrepresentation or breach of warranty or covenant by such Tax Indemnitee under any of the Operative Agreements or by the gross negligence or willful misconduct of such Tax Indemnitee;

               (vii) as to any Lender Tax Indemnitee, Taxes which become payable as a result of a sale, assignment, transfer or other disposition (whether voluntary or involuntary) by such Lender Tax Indemnitee of all or any portion of its interest in the Equipment or any part thereof, the Trust Estate, the Indenture Estate or any of the Operative Agreements or rights created thereunder, other than as a result of (A) the substitution, modification or improvement of the Equipment or any part thereof, (B) a modification to the Operative Agreements, or (C) a disposition which occurs as the result of the exercise of remedies upon a Lease Event of Default; provided, that, notwithstanding the foregoing, the Lessee shall not be obligated to indemnify any Lender Tax Indemnitee with respect to net income taxes imposed within the United States as the result of a sale, assignment, transfer or other disposition by such Lender Tax Indemnitee or any Taxes imposed as a result of the status of the Lender Tax Indemnitee as other than a resident of the United States for tax purposes;

                                        [Participation Agreement (GARC II 98-A)]


               (viii) as to any Lender Tax Indemnitee, Taxes imposed as the result of such Lender Tax Indemnitee not being a resident of the United States for tax purposes;

               (ix) As to any Lender Tax Indemnitee, Income Taxes or transfer taxes relating to any payments of principal, interest or Make Whole Amount, if any, on the Equipment Notes paid to any such Tax Indemnitee that are imposed by the United States federal government, any state or local government within the United States or any other jurisdiction in which such Indemnitee is subject to such Taxes as a result of it or an Affiliate being organized in such jurisdiction or conducting activities in that jurisdiction unrelated to the transactions contemplated by the Operative Agreements;

               (x) Taxes to the extent directly resulting from or that would not have been imposed but for (x) in the case of Taxes imposed on or with respect to any Equity Tax Indemnitee, the existence of any Lessor Liens with respect to such Equity Tax Indemnitee, (y) in the case of Taxes imposed on or with respect to any Lender Tax Indemnitee, the existence of any Indenture Trustee Liens;

               (xi) Taxes imposed on a Tax Indemnitee to the extent that such Taxes would not have been imposed upon such Tax Indemnitee but for any failure of such Tax Indemnitee or any Affiliate thereof to comply with (x) any certification, information, documentation, reporting or other similar requirements concerning the nationality, residence, identity or connection with the jurisdiction imposing such Taxes, if such compliance is required under the laws or regulations of such jurisdiction to obtain or establish relief or exemption from or reduction in such Taxes and the Tax Indemnitee or such Affiliate was eligible to comply with such requirement or (y) any other certification, information, documentation, reporting or other similar requirements under the Tax laws or regulations of the jurisdiction imposing such Taxes that would establish entitlement to otherwise applicable relief or exemption from such Taxes; provided, however, that the exclusion set forth in this clause (xii) shall not apply (I) if, such failure to comply was due to a failure of the Lessee to provide reasonable assistance on request in complying with such requirement, (II) if, in the case of Taxes imposed on the Owner Participant, in the good faith judgment of the Owner Participant there is a risk of adverse consequence to the Owner Participant or any Affiliate from such compliance against which the Owner Participant is not satisfactorily indemnified, (III) in the case of Taxes imposed on the Owner Participant, if any such failure to comply on the part of the Owner Trustee was the result of the Owner Trustee's gross negligence or failure to act in accordance with instructions of the Owner Participant, or
     (IV) in the case of any Tax Indemnitee, unless Lessee shall have given such Tax Indemnitee prior written notice of such requirements;

                                        [Participation Agreement (GARC II 98-A)]


               (xii) Taxes that are imposed with respect to any period after the earlier of (x) return of possession of the Equipment to the Lessor in accordance with, and at a time and place contemplated by the Lease (including the payment of all amounts due at such time) and (y) the termination of the Term pursuant to Section 6, 10, 11, 15 or 22 of the Lease and the discharge in full of Lessee's payment obligation's thereunder unless the Equipment is thereafter required to be returned, in which case, after such return; provided, however, that the exclusion set forth in this
                        --------  -------
     clause (xiii) shall not apply to Taxes to the extent such Taxes relate to events occurring or matters arising prior to or simultaneously with such return or termination;

               (xiii) As to any Lender Tax Indemnitee, Taxes in the nature of an intangible or similar tax upon or with respect to the value of the interest of a Loan Participant in the Trust Indenture Estate or in any Equipment Note;

               (xiv) Taxes imposed on the Owner Trustee or the Indenture Trustee that are on, based on or measured by any trustee fees for services rendered by such Tax Indemnitee in its capacity as trustee under the Operative Agreements imposed as a result of the Indenture Trustee, the Loan Participant or any Affiliate of the Loan Participant being organized in, or conducting activities unrelated to the contemplated transactions in, the jurisdiction imposing such Taxes;

               (xv) Taxes imposed on any Tax Indemnitee, or any other person who, together with such Tax Indemnitee, is treated as one employer for employee benefit plan purposes, as a result of, or in connection with, any "prohibited transaction," within the meaning of the provisions of the Code or regulations thereunder or as set forth in Section 406 of ERISA or the regulations implementing ERISA or Section 4975 of the Code or the regulations thereunder;

               (xvi) Taxes for so long as (x) such Taxes are being contested in accordance with the provisions of Section 7.1(e) hereof, (y) the Lessee is in compliance with its obligations under Section 7.1(e), and (z) the payment of such Taxes is not required pursuant to Section 7.1(e);

               (xvii) Taxes as to which such Tax Indemnitee is indemnified pursuant to the Tax Indemnity Agreement;

               (xviii)   any Taxes imposed on or with respect to any Certificate
     Holder; and

                                        [Participation Agreement (GARC II 98-A)]


               (xix) Taxes imposed as a result of the authorization or giving of any future amendments, supplements, waivers or consents with respect to any Operative Agreement other than (w) those which are legally required,
     (x) in connection with the exercise of remedies pursuant to Section 15 of the Lease, (y) such as have been proposed by the Lessee or consented to by the Lessee or (z) those that are required pursuant to the terms of the Operative Agreements.

          (d)  Payments to Tax Indemnitee.  The Lessee agrees to pay, on demand,
               --------------------------
any and all Taxes, and to keep at all times all and every part of each item of Equipment free and clear of all Taxes which might in any way affect the interest of any Tax Indemnitee therein or result in a Lien upon any such item of Equipment; provided, however, that the Lessee shall be under no obligation to pay any Tax so long as either the Tax Indemnitee or the Lessee is contesting in good faith and by appropriate legal proceedings such tax and the nonpayment thereof does not, in the reasonable opinion of the Tax Indemnitee, materially adversely affect the interest of any Tax Indemnitee hereunder or under the Indenture.

     If any Tax indemnified under this Section 7.1 (an "Indemnified Tax") shall have been charged or levied against any Tax Indemnitee directly and paid by such Tax Indemnitee after such Tax Indemnitee shall have given written notice thereof to the Lessee and the same shall have remained unpaid for a period of ten Business Days thereafter, the Lessee shall reimburse such Tax Indemnitee payment, such Tax Indemnitee shall promptly notify the Lessee of the Tax charged or levied (but the failure to so notify the Lessee shall relieve the Lessee of its obligation hereunder only to the extent such failure precludes a contest by the Lessee) hereunder.

          (e)  Contests.  If the Lessee shall so request within 30 days after
               --------
receipt of such notice, then such Tax Indemnitee shall in good faith at Lessee's expense contest such Tax; provided, however, that to the extent the contest involves only Taxes constituting property taxes, sales taxes, or use taxes and does not involve any taxes or other issues relating to a Tax Indemnitee which are unrelated to the transactions contemplated by the Operative Agreements, such contest shall be undertaken by the Lessee at the Lessee's expense and at no-after-tax cost to the Lessor or the Owner Participant, but if such contest would involve any other type of Tax or any taxes or issues relating to a Tax Indemnitee which are unrelated to the transactions contemplated by Operative Agreements, then such Tax Indemnitee may, in its sole discretion, control such contest (including selecting the forum for such contest, and determining whether any such contest shall be conducted by (i) paying such Tax under protest or (ii) resisting payment of such Tax or (iii) paying such Tax and seeking a refund thereof; provided, further, however, that at such Tax Indemnitee's option, such contest shall be conducted by the Lessee in the name of such Tax Indemnitee).
In no event shall such Tax Indemnitee be required or the Lessee be permitted to contest any Tax for which the Lessee is obligated to indemnify pursuant to this Section unless: (i) the Lessee shall have acknowledged in writing its liability to such Tax Indemnitee for an indemnity payment pursuant to this Section as a result of such claim if and to

                                        [Participation Agreement (GARC II 98-A)]


the extent such Tax Indemnitee or the Lessee, as the case may be, shall not prevail in the contest of such claim; provided, however, that the Lessee shall not be required to indemnify for such Taxes to the extent that the results of the contest clearly and unambiguously demonstrate that the Tax is not a Tax for which Lessee is required to indemnify; (ii) such Tax Indemnitee shall have received the opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee furnished at the Lessee's sole expense, to the effect that a reasonable basis exists for contesting such claim or, in the event of an appeal, that it is more likely than not that an appellate court or an administrative agency with appellate jurisdiction, as the case may be, will reverse or substantially modify the adverse determination; (iii) the Lessee shall have agreed to pay such Tax Indemnitee on demand (and at no after-tax costs to the Lessor and the Owner Participant) all reasonable costs and expenses that such Tax Indemnitee may incur in connection with contesting such claim (including, without limitation, all costs, expenses, reasonable legal and accounting fees, disbursements, penalties, interest and additions to the Tax);
(iv) no Lease Event of Default shall have occurred and shall have been continuing, unless the Lessee shall have posted a satisfactory bond or other security with respect to the costs of such contest and the Taxes which may be required to be indemnified; (v) such Tax Indemnitee shall have determined that the action to be taken will not result in any substantial danger of sale, forfeiture or loss of, or the creation of any Lien, or the Lessee shall have or otherwise made a provision to protect the interest of such Tax Indemnitee (in a manner satisfactory to such Tax Indemnitee), on the Equipment or any portion thereof or any interest therein; (vi) the amount of such claims alone, or, if the subject matter thereof shall be of a continuing or recurring nature, when aggregated with identical potential claims shall be at least $5,000; and (vii) if such contest shall be conducted in a manner requiring the payment of the claim, the Lessee shall have paid the amount required (and at no after-tax costs to the Lessor and the Owner Participant). The Lessee shall cooperate with the Tax Indemnitee with respect to any contest controlled and conducted by the Tax Indemnitee and the Tax Indemnitee shall consult with the Lessee regarding the conduct of such contest. The Tax Indemnitee shall cooperate with respect to any contest controlled and conducted by the Lessee and the Lessee shall consult with the Tax Indemnitee regarding the conduct of such contest.

     Notwithstanding anything to the contrary contained in this Section 7.1, no Tax Indemnitee shall be required to contest any claim if the subject matter thereof shall be of a continuing or recurring nature and shall have previously been adversely decided to the Tax Indemnitee pursuant to the contest provisions of this Section unless there shall have been a change in the law (including, without limitation, amendments to statutes or regulations, administrative rulings or court decisions) enacted, promulgated or effective after such claim shall have been so previously decided, and such Tax Indemnitee shall have received an opinion of independent tax counsel selected by the Tax Indemnitee and reasonably satisfactory to the Lessee, furnished at the Lessee's sole expense, to the effect that such change is favorable to the position which such Tax Indemnitee or the Lessee, as the case may be, had asserted in such previous contest and as a result of such change, there is a reasonable basis to contest such claim.

                                        [Participation Agreement (GARC II 98-A)]


          (f)  Payments to Lessee.  With respect to any payment or indemnity
               ------------------
hereunder, such payment or indemnity shall have included an amount payable to the Tax Indemnitee sufficient to hold such Tax Indemnitee harmless on an After-Tax Basis from all Taxes required to be paid by such Tax Indemnitee with respect to such payment or indemnity under the laws of any federal, state or local government or taxing authority in or of the United States, or under the laws of any taxing authority or governmental subdivision in or of a foreign country; provided that, if any Tax Indemnitee realizes and recognizes a permanent tax benefit by reason of such payment or indemnity (whether such tax benefit shall be by means of a foreign tax credit, investment tax credit, depreciation or recovery deduction or otherwise), such Tax Indemnitee shall pay to the Lessee an amount equal to the sum of such tax benefit plus any tax benefit realized as the result of any payment made pursuant to this proviso, when, as, if and to the extent realized; provided further that, (i) if at the time such payment shall be due to the Lessee, a Lease Event of Default shall have occurred and be continuing, such amount shall not be payable until such Lease Event of Default shall have been cured, and (ii) the amount which such Tax Indemnitee shall be required to pay to the Lessee shall not exceed the amounts which the Lessee has theretofore paid such Tax Indemnitee hereunder with respect to such indemnity.

          For purposes of this Section 7.1, in determining the order in which any Tax Indemnitee utilizes withholding or other foreign taxes as a credit against such Tax Indemnitee's United States income taxes, such Tax Indemnitee shall be deemed to utilize (i) first, all foreign taxes other than those described in clause (ii) below; provided, however, that such other foreign taxes which are carried back to the taxable year for which a determination is being made pursuant to such paragraph (i) shall be deemed utilized after the foreign taxes described in clause (ii) below, and (ii) then, on a pro rata basis, all foreign taxes (including fees, taxes and other charges hereunder) with respect to which such Tax Indemnitee is entitled to obtain indemnification pursuant to an indemnification provision contained in any lease, loan agreement, financing document or participation agreement (including, without limitation, this Agreement).

          (g)  Reports.  In the event any reports with respect to Indemnified
               -------
Taxes are required to be made, the Lessee will either prepare and file such reports (and in the case of reports which are required to be filed on the basis of individual items of Equipment, such reports shall be prepared and filed in such manner as to show, if required, the interest of each Tax Indemnitee in such items of Equipment) or, if it shall not be permitted to file the same, it will notify each Tax Indemnitee of such reporting requirements, prepare such reports in such manner as shall be satisfactory to each Tax Indemnitee and deliver the same to each tax Indemnitee within a reasonable period prior to the date the same is to be filed. The Lessee shall provide such information as the Owner Participant or the Lessor may reasonably require from the Lessee to enable the Owner Participant and the Lessor to fulfill their respective tax filing, tax audit, and tax litigation obligations.

                                        [Participation Agreement (GARC II 98-A)]


          (h)  Survival.  In the event that, during the continuance of this
               --------
Agreement, any Indemnified Tax accrues or becomes payable or is levied or assessed (or is attributable to the period of time during which the Lease is in existence or prior to the return of Equipment in accordance the provisions of the Lease) which the Lessee is or will be obligated to pay or reimburse, pursuant to this Section 7.1, such liability shall continue, notwithstanding the expiration of the Lease, until all such Taxes are paid or reimbursed by the Lessee.

          (i)  Affiliated Group.  For purposes of applying this Section 7.1 with
               ----------------
respect to any Tax, the term "Owner Participant" shall include each member of the affiliated group of corporations with which [_____________] (and its successors and assigns) files consolidated or combined tax returns relating to such Imposition.

          (j) Income Tax. For purposes of this Section 7.1, the term Income Tax means any Tax based on or measured by or with respect to gross or net income (including without limitation, capital gains taxes, personal holding company taxes, minimum taxes and tax preferences) or gross or net receipts and Taxes which are capital, net worth, conduct of business, franchise or excess profits taxes and interest, additions to tax, penalties, or other charges in respect thereof (provided, however, that Taxes that are, or are in the nature of, sales,
         --------  -------
use, rental, value-added, excise, ad valorem, or property (whether tangible or intangible) taxes shall not constitute an Income Tax).

          (k)  Certain Withholding.  All payments by the Lessee of Basic Rent,
               -------------------
Stipulated Loss Value or Termination Value (or any other payment of purchase price with respect to any Unit) shall, to the extent being applied to pay any amount due as principal, interest or Make-Whole on the Equipment Notes, be free of withholdings of any nature whatsoever (and at the time that any payment is made upon which any such withholding is required the Lessee shall pay an additional amount such that the net amount actually received will, after such withholding and on an After-Tax Basis, equal the full amount of the payment then due on the Equipment Notes) and shall be free of expense for collection or other charges; provided, however, that (i) in the event an obligation to withhold arises and such withholding would not be a Tax against which the payee is indemnified under this Section 7.1, the Lessee shall be entitled to reimbursement from such payee for such Taxes, and (ii) if such withholding Taxes are not Taxes for which the holders of the Equipment Notes are indemnified, then the Lessee shall not be required to gross up such payment.

     Section  7.2.  General Indemnification.
                    -----------------------

          (a)  Claims Defined.  For the purposes of this Section 7, "Claims"
               --------------
shall mean any and all costs, expenses, liabilities, obligations, losses, damages, penalties, actions or suits or claims of whatsoever kind or nature (whether or not on the basis of negligence, strict or absolute liability or liability in tort) which may be imposed on, incurred by, suffered by, or

                                        [Participation Agreement (GARC II 98-A)]


asserted against an Indemnified Person, as defined herein, or any Unit and, except as otherwise expressly provided in this Section 7.2, shall include, but not be limited to, all reasonable out-of-pocket costs, disbursements and expenses (including legal fees and expenses) paid or incurred by an Indemnified Person in connection therewith or related thereto.

          (b)  Indemnified Person Defined.  For the purposes of this Section 7,
               --------------------------
"Indemnified Person" means the Owner Participant, the Owner Trustee, WTC, the Indenture Trustee and the Pass Through Trustee, each of their Affiliates and each of their respective directors, officers, employees, successors and permitted assigns, agents and servants, the Trust Estate and the Indenture Estate (the respective directors, officers, employees, successors and permitted assigns, agents and servants of the Owner Participant, the Owner Trustee, WTC, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as applicable, together with the Owner Participant, the Owner Trustee, WTC, the Indenture Trustee, the Pass Through Trustee and each of their Affiliates, as the case may be, being referred to herein collectively as the "Related Indemnitee Group" of the Owner Participant, the Indenture Trustee, the Owner Trustee, WTC and the Pass Through Trustee, respectively).

          (c)  Claims Indemnified. Whether or not any Unit is accepted under the
               ------------------
Lease, or the Closing occurs, and subject to the exclusions stated in paragraph
(d) below, Lessee agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person):

               (i) this Agreement or any other Operative Agreement or any of the transactions contemplated hereby and thereby or any Unit or the ownership, lease, operation, possession, modification, improvement, abandonment, use, non-use, maintenance, sublease, substitution, control, repair, storage, alteration, transfer or other application or disposition, return, overhaul, testing, servicing, replacement or registration of any Unit (including, without limitation, injury, death or property damage of passengers, shippers or others, and environmental control, noise and pollution regulations, or the presence, discharge, treatment, storage, handling, generation, disposal, spillage, release, escape of or exposure of any Person or thing to (directly or indirectly) Hazardous Substances or damage to the environment (including, without limitation, costs of investigations or assessments, clean-up costs, response costs, remediation costs, removal costs, restoration costs, monitoring costs, costs of corrective actions and natural resource damages)) whether or not in compliance with the terms of the Lease, or by any of the commodities, items or materials from time to time contained in any Unit, whether or not in compliance with the terms of the Lease, or by the inadequacy of any Unit or deficiency or defect in any Unit or by any other

                                        [Participation Agreement (GARC II 98-A)]


     circumstances in connection with any Unit, or by the performance of any Unit or any risks relating thereto;

               (ii) the construction, manufacture, financing, refinancing, design, purchase, acceptance, rejection, delivery, non-delivery or condition of any Unit (including, without limitation, latent and other defects, whether or not discoverable, and any claim for patent, trademark or copyright infringement);

               (iii) any act or omission (whether negligent or otherwise) or any breach of or failure to perform or observe, or any other non-compliance with, any covenant, condition or agreement to be performed by, or other obligation of, the Lessee or any Affiliate of Lessee under any of the Operative Agreements, or the falsity of any representation or warranty of the Lessee or any Affiliate of Lessee in any of the Operative Agreements or in any document or certificate delivered in connection therewith other than representations and warranties in the Tax Indemnity Agreement;

               (iv) the offer, sale or delivery of any Equipment Notes or Pass Through Certificates or any interest in the Trust Estate;

               (v) any violation of law, rule, regulation or order by the Lessee or any Affiliate of Lessee or any Sublessee or their respective directors, officers, employees, agents or servants; and

               (vi) any sale, transfer or holding of Equipment Notes or Pass Through Certificates being deemed to result in a "prohibited transaction" under ERISA.

          (d)  Claims Excluded.  The following are excluded from the Lessee's
               ---------------
agreement to indemnify under this Section 7.2:

               (i) Claims with respect to any Unit to the extent attributable to acts or events occurring after (except in any case where remedies are being exercised under Section 15 of the Lease or the Lessee has assumed any of the obligations with respect to the Equipment Notes under Section 3.6 of the Indenture) the later to occur of (x) with respect to such Unit, the earlier to occur of the termination of the Lease or the expiration of the Lease Term in accordance with the terms thereof, and (y) with respect to each Unit, the return of such Unit to the Lessor in accordance with the terms of the Lease (it being understood that, so long as any Unit is in storage as provided in Section 6.1(c) of the Lease, the date of return thereof for the purpose of this clause (i) shall be the last day of the Storage Period);

                                        [Participation Agreement (GARC II 98-A)]


               (ii) except in the case of (vi) above, Claims which are Taxes, whether or not the Lessee is required to indemnify therefor under Section
     7.1 hereof or under the Tax Indemnity Agreement;

               (iii) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person, or (y) any breach of any covenant to be performed by such Indemnified Person under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

               (iv) any Claim to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate other than (A) any transfer after a Lease Event of Default, (B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to Section 6.9;

               (v) with respect to any particular Indemnified Person, any Claim resulting from the imposition of any Lessor's Lien attributable to such Indemnified Person; or

               (vi) with respect to any particular Indemnified Person, any Claim, to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease.

          (e)  Insured Claims.  In the case of any Claim indemnified by the
               --------------
Lessee hereunder which is covered by a policy of insurance maintained by the Lessee pursuant to Section 12 of the Lease or otherwise, each Indemnified Person agrees to provide reasonable cooperation to the insurers in the exercise of their rights to investigate, defend, settle or compromise such Claim as may be required to retain the benefits of such insurance with respect to such Claim.

          (f)  Claims Procedure.  An Indemnified Person shall, after obtaining
               ----------------
knowledge thereof, promptly notify the Lessee of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release the Lessee from any of its obligations under this
Section 7.2, except (but only if neither the Lessee nor Lessee

                                        [Participation Agreement (GARC II 98-A)]


Parent shall have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on Lessee's ability to defend such Claim or recover proceeds under any insurance policies maintained by the Lessee. The Lessee shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, the Lessee shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Lessee shall confirm to such Indemnified Person Lessee's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request.

          Notwithstanding any of the foregoing to the contrary, the Lessee shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the possibility of criminal sanctions or liability to such Indemnified Person or (5) an Equity Insufficiency Circumstance shall exist. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Lessee. In addition, any Indemnified Person may participate in any proceeding controlled by the Lessee pursuant to this Section 7.2, at its own expense, in respect of any such proceeding as to which the Lessee shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this Section 7.2, and at the expense of the Lessee in respect of any such proceeding as to which the Lessee shall not have so acknowledged its obligation to the Indemnified Person pursuant to this Section 7.2. Lessee may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.2(f) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

          (g)  Subrogation.  If a Claim indemnified by the Lessee under this
               -----------
Section 7.2 is paid in full by the Lessee and/or an insurer under a policy of insurance maintained by the Lessee, the Lessee and/or such insurer, as the case may be, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. So long as no Lease Event of Default or event referred to in clause (5) of Section 7.2(f) hereof shall have occurred and be

                                        [Participation Agreement (GARC II 98-A)]


continuing, should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee or any of its insurers has paid) to the Lessee.

     Section  7.3.  Indemnification by Lessee Parent.  (a)  Claims Indemnified.
                    --------------------------------        ------------------
Whether or not any Unit is accepted under the Lease, or the Closing occurs, and subject to the exclusions stated in paragraph (b) below, Lessee Parent agrees to indemnify, protect, defend and hold harmless each Indemnified Person on an After-Tax Basis against Claims directly or indirectly resulting from or arising out of or alleged to result from or arise out of (whether or not such Indemnified Person shall be indemnified as to such Claim by any other Person):

               (i) any breach of or any inaccuracy in any representation or warranty made by Lessee Parent in this Agreement or any of the other Operative Agreements or in any certificate delivered pursuant hereto or thereto;

               (ii) any breach of or failure by the Lessee Parent to perform any covenant or obligation of the Lessee Parent set out in or contemplated by this Agreement or any of the other Operative Agreements;

               (iii) the offer, sale or delivery of any Equipment Note or Pass Through Certificate or any interest in the Trust Estate;

               (iv) any violation of law, rule, regulation or order by the Lessee Parent or its directors, officers, employees, agents or servants; and

               (v) any sale, transfer or holding of the Equipment Notes or Pass Through Certificates being deemed to result in a "prohibited transaction" under ERISA.

     (b)  Claims Excluded.  The following are excluded from the Lessee Parent's
          ---------------
agreement to indemnify under this Section 7.3:

                    (i) with respect to any particular Indemnified Person, Claims to the extent resulting from (x) the gross negligence or willful misconduct of such Indemnified Person, or (y) any breach of any covenant to be performed by such Indemnified Person under any of the Operative Agreements, or the falsity of any representation or warranty of such Indemnified Person in any of the Operative Agreements or in a document or certificate delivered in connection therewith;

                    (ii) any Claim to the extent attributable to any transfer by the Lessor of the Equipment or any portion thereof or any transfer by the Owner Participant of all or any portion of its interest in the Trust Estate other than (A) any transfer after a

                                        [Participation Agreement (GARC II 98-A)]


     Lease Event of Default, (B) the transfer of all or any portion of the Equipment or any Owner Participant's interest in the Equipment to the Lessee, (C) the transfer of all or any portion of the Equipment to a third party pursuant to Lessee's election to terminate the Lease or (D) any transfer of all or any portion of the Equipment pursuant to Section 6.9;

               (iii) with respect to any particular Indemnified Person, any Claim resulting from the imposition of any Lessor's Lien attributable to such Indemnified Person; or

               (iv) with respect to any particular Indemnified Person, any Claim, to the extent the risk thereof has been expressly assumed by such Indemnified Person in connection with the exercise by such Indemnified Person of the right of inspection granted under Section 6.2 of the Lease, inspection or restenciling under Section 6.1(c) of the Lease or inspection under Section 13.2 of the Lease.

          (c)  Claims Procedure.  An Indemnified Person shall, after obtaining
               ----------------
knowledge thereof, promptly notify the Lessee Parent of any Claim as to which indemnification is sought; provided, however, that the failure to give such notice shall not release the Lessee Parent from any of its obligations under this Section 7.3, except (but only if the Lessee Parent shall not have actual knowledge of such Claim) to the extent that failure to give notice of any action, suit or proceeding against such Indemnified Person shall have a material adverse effect on Lessee Parent's ability to defend such Claim or recover proceeds under any insurance policies maintained by the Lessee Parent. The Lessee Parent shall, after obtaining knowledge thereof, promptly notify each Indemnified Person of any indemnified Claim affecting such Indemnified Person. Subject to the provisions of the following paragraph, the Lessee Parent shall at its sole cost and expense be entitled to control, and shall assume full responsibility for, the defense of such claim or liability; provided that the Lessee Parent shall confirm to such Indemnified Person Lessee Parent's obligations to indemnify hereunder for such Claim, shall keep the Indemnified Person which is the subject of such proceeding fully apprised of the status of such proceeding and shall provide such Indemnified Person with all information with respect to such proceeding as such Indemnified Person shall reasonably request.

          Notwithstanding any of the foregoing to the contrary, the Lessee Parent shall not be entitled to control and assume responsibility for the defense of any Claim if (1) a Lease Event of Default shall have occurred and be continuing, (2) such proceeding will involve any material danger of the sale, forfeiture or loss of, or the creation of any Lien (other than any Lien permitted under the Operative Agreements or a Lien which is adequately bonded to the satisfaction of such Indemnified Person) on, any Unit, (3) in the good faith opinion of such Indemnified Person, there exists an actual or potential conflict of interest such that it is advisable for such Indemnified Person to retain control of such proceeding, (4) such Claim involves the

                                        [Participation Agreement (GARC II 98-A)]


possibility of criminal sanctions or liability to such Indemnified Person or (5) an event referred to in clause (5) of Section 7.2(f) hereof shall have occurred and is continuing. In the circumstances described in clauses (1) - (5), the Indemnified Person shall be entitled to control and assume responsibility for the defense of such claim or liability at the expense of the Lessee Parent. In addition, any Indemnified Person may participate in any proceeding controlled by the Lessee Parent pursuant to this Section 7.3, at its own expense, in respect of any such proceeding as to which the Lessee Parent shall have acknowledged in writing its obligation to indemnify the Indemnified Person pursuant to this
Section 7.3, and at the expense of the Lessee Parent in respect of any such proceeding as to which the Lessee Parent shall not have so acknowledged its obligation to the Indemnified Person pursuant to this Section 7.3. Lessee Parent may in any event participate in all such proceedings at its own cost. Nothing contained in this Section 7.3(d) shall be deemed to require an Indemnified Person to contest any Claim or to assume responsibility for or control of any judicial proceeding with respect thereto.

          (d)  Subrogation.  If a Claim indemnified by the Lessee Parent under
               -----------
this Section 7.3 is paid in full by or on behalf of the Lessee Parent, the Lessee Parent or its designee, shall be subrogated to the extent of such payment to the rights and remedies of the Indemnified Person (other than under insurance policies maintained by such Indemnified Person) on whose behalf such Claim was paid with respect to the transaction or event giving rise to such Claim. So long as no Lease Event of Default or event referred to in clause (5) of Section 7.2(f) hereof shall have occurred and be continuing, should an Indemnified Person receive any refund, in whole or in part, with respect to any Claim paid by the Lessee Parent hereunder, it shall promptly pay over the amount refunded (but not in excess of the amount the Lessee Parent has paid) to the Lessee Parent.

SECTION 8.  LESSEE'S RIGHT OF QUIET ENJOYMENT.

     Each party to this Agreement acknowledges notice of, and consents in all respects to, the terms of the Lease, and expressly, severally and as to its own actions only, agrees that, so long as no Lease Event of Default has occurred and is continuing, it shall not take or cause to be taken any action contrary to the Lessee's rights under the Lease, including, without limitation, the right to possession, use and quiet enjoyment by the Lessee or any Sublessee of the Equipment.

SECTION 9.  SUCCESSOR INDENTURE TRUSTEE.

     In the event that the Indenture Trustee gives notice of its resignation pursuant to Section 8.2 of the Indenture, the Owner Trustee shall promptly appoint a successor Indenture Trustee reasonably acceptable to the Lessee and the Pass Through Trustee.

SECTION 10. MISCELLANEOUS.

                                        [Participation Agreement (GARC II 98-A)]


     Section 10.1.  Consents. Each Participant covenants and agrees (subject, in
                    --------
the case of the Loan Participant, to all of the terms and provisions of the Trust Indenture) that it shall not unreasonably withhold its consent to any consent requested of the Owner Trustee or the Indenture Trustee, as the case may be, under the terms of the Operative Agreements that by its terms is not to be unreasonably withheld by the Owner Trustee or the Indenture Trustee.

     Section  10.2. Refinancing. So long as no Lease Event of Default shall have
                    -----------
occurred and be continuing, the Lessee shall have the right, at any time following the fifth anniversary of the Closing Date, to request the Owner Participant and the Owner Trustee to effect an optional prepayment of all, but not less than all, of the Equipment Notes pursuant to Section 2.10(d) of the Indenture as part of a refunding or refinancing operation, provided that the Lessee shall obtain the prior consent of the Owner Participant to be granted in the sole discretion of the Owner Participant if such refinancing imposes any increased risk or liability on or otherwise adversely affects, the Owner Participant; provided further, that the Owner Participant shall not withhold such consent if in its sole judgment (i) any increased risk, or liability is both remote and not material, (ii) Lessee Parent is at the time at least as creditworthy as on the Funding Date and (ii) Lessee Parent provides an indemnity, in form and substance satisfactory to the Owner Participant, for such increased risk or liability. As soon as practicable after receipt of such request and consent, if required, the Owner Participant and the Lessee will enter into an agreement, in form and substance reasonably satisfactory to the parties thereto, as to the terms of such refunding or refinancing as follows:

          (a) the Lessee, the Owner Participant, the Indenture Trustee, the Owner Trustee, and any other appropriate parties will enter into a financing or loan agreement (which may involve an underwriting agreement in connection with a public offering), in form and substance reasonably satisfactory to the parties thereto, providing for (i) the issuance and sale by the Owner Trustee or such other party as may be appropriate on the date specified in such agreement (for the purposes of this Section 10.2, the "Refunding Date") of debt securities in an aggregate principal amount (in the lawful currency of the United States) equal to the principal amount of the Equipment Notes outstanding on the Refunding Date, having the same maturity date as said Equipment Notes and having a weighted average life which is not less than or greater than (in either case, by more than three months) the Remaining Weighted Average Life of said Equipment Notes, (ii) the application of the proceeds of the sale of such debt securities to the prepayment of all such Equipment Notes on the Refunding Date, and (iii) payment by Lessee to the Person or Persons entitled thereto of all other amounts, in respect of accrued interest, any Make Whole Amount or other premium, if any, payable on such Refunding Date;

          (b) the Lessee and the Owner Trustee will amend the Lease in a manner such that (i) if the Refunding Date is not a Rent Payment Date and the accrued and unpaid interest on the Equipment Notes is not otherwise paid pursuant to
Section 10.2(a), the Lessee shall on the Refunding Date prepay that portion of the next succeeding installment of Basic Rent

                                        [Participation Agreement (GARC II 98-A)]


as shall equal the aggregate interest accrued on the Equipment Notes outstanding to the Refunding Date, (ii) Basic Rent payable in respect of the period from and after the Refunding Date shall be recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred, provided that the net present value of Basic Rent shall be minimized to the extent consistent therewith, and (iii) amounts payable in respect of Stipulated Loss Value, Early Purchase Price, Termination Value and Basic Term Purchase Price from and after the Refunding Date shall be appropriately recalculated to preserve the Net Economic Return which the Owner Participant would have realized had such refunding not occurred (it being agreed that any recalculations pursuant to subclauses (ii) and (iii) of this clause (b) shall be performed in accordance with the requirements of Section 2.6 hereof);

          (c) the Owner Trustee will enter into an agreement to provide for the securing thereunder of the debt securities issued by the Owner Trustee pursuant to clause (a) of this Section 10.2 in like manner as the Equipment Notes and/or will enter into such amendments and supplements to the Indenture as may be necessary to effect such refunding or refinancing, which agreements, amendments and/or supplements shall be reasonably satisfactory in form and substance to the Owner Participant; provided that, no such agreement or amendment shall provide for any increase in the security for the new debt securities; and provided further that, notwithstanding the foregoing (but subject to the provisions of clauses (a) and (b) and the lead in paragraph of this Section 10.2 above), the Lessee reserves the right to set the economic terms and other terms not customarily negotiated between an owner participant and a lender of the refunding or refinancing transaction except to the extent adversely affecting cash flow, coverage ratios and reserve accounts as to the Owner Participant to be so offered to the extent that they are passed through to the Lessee in, or define rights or obligations of the Lessee under, the Operative Agreements; provided, further, that no such amendment or supplement will in the sole judgment of the Owner Participant increase its obligations or impair its rights under the Operative Agreements or otherwise adversely affect it without the consent of the Owner Participant;

          (d) (i) in the case of a refunding or refinancing involving a public offering of debt securities, neither the Owner Trustee nor the Owner Participant shall be an "issuer" for securities law purposes or an "obligor" within the meaning of the Trust Indenture Act of 1939, as amended, the offering materials (including any registration statement) for the refunding or refinancing transaction shall be reasonably satisfactory to the Owner Participant and (ii) the Lessee and Lessee Parent shall provide satisfactory indemnity to the Owner Trustee and Owner Participant with respect to the refunding or refinancing;

          (e) unless otherwise agreed by the Owner Participant, the Lessee shall pay to the Owner Trustee as Supplemental Rent an amount, on an After-Tax Basis, equal to any Make-Whole Amount, Late Payment Premium, if any, payable in respect of Equipment Notes outstanding on the Refunding Date, all interest which is accrued and unpaid in respect of late payments of Basic Rent or any part thereof, all reasonable fees, costs, expenses of such refunding

                                        [Participation Agreement (GARC II 98-A)]


or refinancing and of the parties hereto incurred in connection with such refunding or refinancing (including all reasonable out-of-pocket legal fees and expenses and the reasonable fees of any financial advisors);

          (f) the Lessee shall give the Indenture Trustee and the Owner Participant not less than 25 days prior written notice of the Refunding Date;

          (g) the Owner Participant, the Owner Trustee, the Indenture Trustee and the Pass Through Trustee shall have received (i) such opinions of counsel as they may reasonably request concerning compliance with the Securities Act of 1933, as amended, and any other applicable law relating to the sale of securities and (ii) such other opinions of counsel and such certificates and other documents, each in form and substance reasonably satisfactory to them, as they may reasonably request in connection with compliance with the terms and conditions of this Section 10.2; and

          (h) all necessary authorizations, approvals and consents shall have been obtained and shall be in full force and effect.

The Lessee shall pay to or reimburse the Participants, the Owner Trustee and the Indenture Trustee for all costs and expenses (including reasonable attorneys' and accountants' fees) paid or incurred by them in connection with such refunding or refinancing.

     Section 10.3.  Amendments and Waivers. Except as otherwise provided in the
                    ----------------------
Indenture, no term, covenant, agreement or condition of this Agreement may be terminated, amended or compliance therewith waived (either generally or in a particular instance, retroactively or prospectively) except by an instrument or instruments in writing executed by each party against which enforcement of the termination, amendment or waiver is sought.

     Section 10.4.  Notices. Unless otherwise expressly specified or permitted
                    -------
by the terms hereof, all communications and notices provided for herein shall be in writing or by facsimile, and any such notice shall become effective (i) upon personal delivery thereof, including, without limitation, by overnight mail or courier service, (ii) in the case of notice by United States mail, certified or registered, postage prepaid, return receipt requested, upon receipt thereof, or
(iii) in the case of notice by facsimile, upon confirmation of receipt thereof, provided such transmission is promptly further confirmed by any of the methods set forth in clauses (i) or (ii) above, in each case addressed to each party hereto at its address set forth below or, in the case of any such party hereto, at such other address as such party may from time to time designate by written notice to the other parties hereto:

                                        [Participation Agreement (GARC II 98-A)]


     If to Lessee Parent or the Manager:

          General American Transportation Corporation
          500 West Monroe Street
          Chicago, Illinois  60661
          Attention: Treasurer
          Re:  GARC II 98-A
          Facsimile No:     (312) 621-6645
          Confirmation No.: (312) 621-6200

     If to the Lessee:

          General American Railcar Corporation II
          500 West Monroe Street
          Chicago, Illinois  60661
          Attention:  Treasurer
          Re:  GARC II 98-A
          Facsimile No.:    (312) 621-6270
          Confirmation No.: (312) 621-6451

     If to the Owner Trustee:

          GARC II 98-A Railcar Trust
          c/o Wilmington Trust Company
          Rodney Square North
          1100 North Market Street
          Wilmington, DE  19890
          Attention:  Corporate Trust Administration
          Facsimile No.:    (302) 651-8882
          Confirmation No.: (302) 651-1000

     with a copy to:

          the Owner Participant at the
          address set forth below

                                        [Participation Agreement (GARC II 98-A)]


      If to the Owner Participant:

          [[Owner Participant]
          ____________________
          ____________________
          Attention:  ___________________
          Facsimile No.:      _____________
          Confirmation No.:   _____________]

     If to the Indenture Trustee:

          State Street Bank and Trust Company
          Two International Place,
          Boston, MA 02110
          Attention:  Corporate Trust Services Division
          Facsimile No.:    (617) 644-xxxx
          Confirmation No.: (617) 664-xxxx

     If to the Pass Through Trustee:

          State Street Bank and Trust Company
          Two International Place,
          Boston, MA 02110
          Attention:  Corporate Trust Services Division
          Facsimile No.:    (617) 644-xxxx
          Confirmation No.: (617) 664-xxxx

     with a copy to:

          Salomon Smith Barney, as Underwriter
          7 World Trade Center
          New York, New York 10048
          Attention:  Structured Finance Group
          Facsimile No.:    (212) 783-7808
          Confirmation No.: (212) 783-7154

                                        [Participation Agreement (GARC II 98-A)]

     If to the Rating Agencies:

          Moody's Investors Service, Inc.
          99 Church Street
          New York, New York 10007
          Attention:  [Christina Cotton]
          Facsimile No.:    (212) 553-1350
          Confirmation No.: (212) 553-4148

          Standard & Poor's Corporation
          25 Broadway
          New York, New York 10004
          Attention:  [Steven Rooney]
          Facsimile No.:    (212) 208-0027
          Confirmation No.: (212) 208-1829

     Section 10.5.  Survival. All warranties, representations, indemnities and
                    --------
covenants made by any party hereto, herein or in any certificate or other instrument delivered by any such party or on the behalf of any such party under this Agreement, shall be considered to have been relied upon by each other party hereto and shall survive the consummation of the transactions contemplated hereby on the Closing Date regardless of any investigation made by any such party or on behalf of any such party.

     Section 10.6.  No Guarantee of Residual Value or Debt. Nothing contained
                    --------------------------------------
herein or in the Lease, the Trust Indenture, the Trust Agreement, the Pass Through Trust Agreement or the Tax Indemnity Agreement or in any certificate or other statement delivered by the Lessee in connection with the transactions contemplated hereby shall be deemed to be (i) a guarantee by the Lessee to the Owner Trustee, the Owner Participant, the Indenture Trustee or the Loan Participant that the Equipment will have any residual value or useful life, or
(ii) a guarantee by the Indenture Trustee or the Lessee of payment of the principal of, premium, if any, or interest on the Equipment Notes.

     Section 10.7.  Successors and Assigns. This Agreement shall be binding upon
                    ----------------------
and shall inure to the benefit of, and shall be enforceable by, the parties hereto and their respective successors and assigns as permitted by and in accordance with the terms hereof, including each successive holder of the Beneficial Interest permitted under Section 6.1 hereof and each successive holder of any Equipment Note issued and delivered pursuant to this Agreement or the Indenture. Except as expressly provided herein or in the other Operative Agreements, no party hereto may assign their interests herein without the consent of the parties hereto.

                                        [Participation Agreement (GARC II 98-A)]


     Section 10.8.   Business Day. Notwithstanding anything herein or in any
                     ------------
other Operative Agreement to the contrary, if the date on which any payment is to be made pursuant to this Agreement or any other Operative Agreement is not a Business Day, the payment otherwise payable on such date shall be payable on the next succeeding Business Day with the same force and effect as if made on such succeeding Business Day and (provided such payment is made on such succeeding Business Day) no interest shall accrue on the amount of such payment from and after such scheduled date to the time of such payment on such next succeeding Business Day.

     SECTION 10.9.   GOVERNING LAW. THIS AGREEMENT SHALL IN ALL RESPECTS BE
                     -------------
GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAWS.

     Section 10.10.  Severability. Whenever possible, each provision of this
                     ------------
Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

     Section 10.11.  Counterparts. This Agreement may be executed in any number
                     ------------
of counterparts, each executed counterpart constituting an original but all together only one Agreement.

     Section 10.12.  Headings and Table of Contents. The headings of the
                     ------------------------------
Sections of this Agreement and the Table of Contents are inserted for purposes of convenience only and shall not be construed to affect the meaning or construction of any of the provisions hereof.

     Section 10.13.  Limitations of Liability.
                     ------------------------

          (a)  Liabilities of Participants.  Neither the Indenture Trustee, the
               ---------------------------
Owner Trustee nor any Participant shall have any obligation or duty to the Lessee, to Lessee Parent, to any other Participant or to others with respect to the transactions contemplated hereby, except those obligations or duties of such Participant expressly set forth in this Agreement and the other Operative Agreements, and neither the Indenture Trustee nor any Participant shall be liable for performance by any other party hereto of such other party's obligations or duties hereunder. Without limitation of the generality of the foregoing, under no circumstances whatsoever shall the Indenture Trustee or any Participant be liable to the Lessee or Lessee Parent for any action or inaction on the part of the Owner Trustee in connection with the transactions contemplated herein, whether or not such action or inaction is caused by willful misconduct or gross negligence of the Owner Trustee, unless such action or inaction is at the direction of the Indenture Trustee or any Participant, as the case may be, and such direction is expressly prohibited hereby.

                                        [Participation Agreement (GARC II 98-A)]


          (b)  No Recourse to the Owner Trustee.  It is expressly understood and
               --------------------------------
agreed by and between WTC, the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(b), all representations, warranties and undertakings of the Owner Trustee hereunder shall be binding upon the Owner Trustee only in its capacity as Owner Trustee under the Trust Agreement, and (except as expressly provided herein) WTC shall not be liable for any breach thereof, except for its gross negligence or willful misconduct, or for breach of its covenants, representations and warranties contained herein, except to the extent covenanted or made in its individual capacity; provided, however, that nothing in this Section 10.13(b) shall be construed to limit in scope or substance those representations and warranties of WTC made expressly in its individual capacity set forth herein. The term "Owner Trustee" as used in this Agreement shall include any successor trustee under the Trust Agreement, or the Owner Participant if the trust created thereby is revoked.

          (c)  Loan Participant's Source of Funds.  It is expressly understood
               ----------------------------------
and agreed by and between the Owner Trustee, the Lessee, the Owner Participant, the Indenture Trustee, and the Loan Participant, and their respective successors and permitted assigns that, subject to the proviso contained in this Section 10.13(c), the undertakings of the Loan Participant hereunder are limited to the application of the proceeds of the sale of the Pass Through Certificates to the purchase by the Pass Through Trustee of the Equipment Notes; provided, however, that nothing in this Section 10.13(c) shall be construed to limit in scope or substance those representations and warranties of the Loan Participant made expressly in its individual capacity set forth herein.

     Section 10.14.  Maintenance of Non-Recourse Debt. The parties hereto agree
                     --------------------------------
that if the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code, 11 U.S.C. (S)101 et seq. (the "Bankruptcy Code") or any successor provision, the parties hereto will make an election under 1111(b)(1)(A)(i) of the Bankruptcy Code. If (a) the Owner Trustee becomes a debtor subject to the reorganization provisions of the Bankruptcy Code or any successor provision, (b) pursuant to such reorganization provisions the Owner Trustee is required, by reason of the Owner Trustee being held to have recourse liability to the Pass Through Trustee or the Indenture Trustee, directly or indirectly, to make payment on account of any amount payable under the Equipment Notes or any of the other Operative Agreements and (c) the Pass Through Trustee and/or the Indenture Trustee actually receives any Excess Amount (as hereinafter defined) which reflects any payment by the Owner Trustee on account of (b) above, then the Pass Through Trustee and/or the Indenture Trustee, as the case may be, shall promptly refund to the Owner Trustee such Excess Amount. For purposes of this Section 10.14, "Excess Amount" means the amount by which such payment exceeds the amount which would have been received by the Pass Through Trustee or the Indenture Trustee if the Owner Trustee had not become subject to the recourse liability referred to in (b) above.

                                        [Participation Agreement (GARC II 98-A)]


     Section 10.15.  Ownership of and Rights in Units. The sale of the Units
                     --------------------------------
contemplated hereby is intended for all purposes to be a true sale of all of the Lessee's right, title and interest in and to the Units to the Owner Trustee, which shall be the legal owner thereof. Upon consummation of the sale and leaseback transactions contemplated hereby, the Lessee's interest in the Units is intended to be that of a lessee only. It is intended that for federal and state income tax purposes the Owner Participant will be the owner of the Units. The rights of the Indenture Trustee in and to the Units pursuant to the Indenture is intended to be that of a secured party holding a security interest, subject to the Lease and the rights of the Lessee thereunder. No holder of an Equipment Note is intended to have any right, title or interest in or to the Units except as a beneficiary of the Lien granted by the Owner Trustee to the Indenture Trustee pursuant to the Indenture in trust for the equal and ratable benefit of the holders from time to time of the Equipment Notes.

     Section 10.16.  No Petition. Each party hereto agrees that, prior to the
                     -----------
date which is one year and one day after payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements and release of all Collateral held under the Intercreditor Agreement (i) no party hereto shall authorize the Lessee to commence a voluntary winding-up or other voluntary case or other proceeding seeking liquidation, reorganization or other relief with respect to the Lessee or its debts under any bankruptcy, insolvency or other similar law now or hereafter in effect in any jurisdiction or seeking the appointment of an administrator, a trustee, receiver, liquidator, custodian or other similar official of the Lessee or any substantial part of its property or to consent to any such relief or to the appointment of or taking possession by any such official in an involuntary case or other proceeding commenced against the Lessee, or to make a general assignment for the benefit of any party hereto or any other creditor of the Lessee, and (ii) none of the parties hereto shall commence or join with any other Person in commencing any proceeding against the Lessee under any bankruptcy, reorganization, liquidation or insolvency law or statute now or hereafter in effect in any jurisdiction. Each of the parties hereto agrees that, prior to the date which is one year and one day after the payment in full of all outstanding Equipment Notes and all obligations of the Lessee under the Operative Agreements and release of all Collateral held under the Intercreditor Agreement, it will not institute against, or join any other Person in instituting against, Lessee an action in bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or similar proceeding under the laws of the United States or any state of the United States.

     Section 10.17.  Consent To Jurisdiction. Each of the parties hereto hereby
                     -----------------------
irrevocably and unconditionally:

                     (i) submits for itself and its property in any legal action or proceeding relating to this Agreement or any other Operative Agreement or for recognition and enforcement of any judgment in respect hereof or thereof, to the

                                        [Participation Agreement (GARC II 98-A)]


     nonexclusive general jurisdiction of the courts of the State of New York, the courts of the United States of America for the Southern District of New York, and the appellate courts from any thereof;

               (ii) consents that any such action or proceeding may be brought in such courts, and waives any objection that it may now or hereafter have to the venue of any such action or proceeding in any such court or that such action or proceeding was brought in an inconvenient court and agrees not to plead or claim the same;

               (iii) agrees that service of process in any such action or proceeding may be effected by mailing a copy thereof by registered or certified mail (or any substantially similar form and mail), postage prepaid, to each party hereto at its address set forth in Section 10.4 hereof, or at such other address of which the other parties shall have been notified pursuant thereto; and

               (iv) agrees that nothing herein shall affect the right to effect service of process in any other manner permitted by law or shall limit the right to sue in any other jurisdiction.

     Section 10.18.  WAIVER OF JURY TRIAL. EACH PARTY TO THIS AGREEMENT HEREBY
                     --------------------
IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, SUIT OR COUNTERCLAIM ARISING IN CONNECTION WITH THIS AGREEMENT.

     Section 10.19.  Lessee Parent Status. Notwithstanding anything herein or in
                     --------------------
any other Operative Agreement to the contrary, any representation, warranty, covenant, agreement or obligation of the "Lessee Parent", the "Manager", the "Insurance Manager" or the "Administrator" shall, so long as the same entity shall hold all such positions, shall be the representations, warranties, covenants and agreements of such entity as if all made in the name of such entity without distinction.

                                   *   *   *

                                        [Participation Agreement (GARC II 98-A)]


      IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be executed and delivered, all as of the date first above written.


                                 Lessee:

                                 GENERAL AMERICAN RAILCAR
                                   CORPORATION II


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                 Manager:

                                 GENERAL AMERICAN TRANSPORTATION
                                   CORPORATION



                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________


                                 Owner Trustee:

                                 GARC II 98-A RAILCAR TRUST,
                                   By:  Wilmington Trust Company, not
                                   in its individual capacity except as
                                   expressly provided herein but solely
                                   as Owner Trustee


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                        [Participation Agreement (GARC II 98-A)]


                                 Owner Participant:

                                 [OWNER PARTICIPANT]


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________


                                 Indenture Trustee:

                                 STATE STREET BANK AND TRUST
                                   COMPANY, not in its individual capacity
                                   except as expressly provided herein but
                                   solely as Indenture Trustee


                                 By:__________________________________
                                 Name:________________________________
                                 Title:_______________________________

                                        [Participation Agreement (GARC II 98-A)]


                                 Pass Through Trustee:

                                 STATE STREET BANK AND TRUST
                                   COMPANY, not in its individual capacity
                                   except as expressly provided herein but
                                   solely as Pass Through Trustee


                                 By:___________________________________________
                                 Name:_________________________________________
                                 Title:________________________________________

                                                                     EXHIBIT A-1

                                    Form of
         Certificate of Insurance Broker Confirming Insurance Coverage
                              (Primary Liability)

State Street Bank and Trust Company, individually and as Pass Through Trustee

State Street Bank and Trust Company, individually and as Indenture Trustee

GARC II 98-A Railcar Trust, by Wilmington Trust Company, individually and as Owner Trustee

[Owner Participant], as Owner Participant


                            Re:  Trust GARC II 98-A

Gentlemen:

     Reference is hereby made to the Equipment Lease Agreement (GARC II 98-A) dated as of September 1, 1998 (the "Lease") between the Owner Trustee referred to above and General American Railcar Corporation II and the Equipment thereunder. Attached hereto as Exhibit A is a certificate with respect to certain insurance maintained by the Lessee on the Equipment which is or will become effective as of any item thereof upon the acceptance by the Lessee pursuant to the Lease. Such insurance (i) complies with the requirements contained in Section 12 of the Lease and Exhibit B hereto except as noted below and (ii) is in full force and effect as of the date hereof and all premiums due and payable with respect thereto have been paid in full.

     Capitalized terms not otherwise defined herein or in the exhibits attached hereto have the meaning assigned thereto in the Lease.

     We hereby agree that, with respect to any policy of insurance maintained pursuant to Section 12.1 of the Lease, we will provide not less than 30 days' prior written notice to Lessor, the Indenture Trustee, Loan Participant and Owner Participant of any non-renewal or material adverse change with respect to such policy. For purposes of this paragraph, "material adverse change" shall mean a material adverse change in policy limits, exclusions or deductibles or any material adverse change in policy coverages inconsistent with the requirements of Section 12.1(b) of the Lease.

                                     A1-1

                                   EXHIBIT A
                      to Certificate of Insurance Broker



                  GATX Corporation Primary Liability Program
                  _______________, 199__ to __________, 199__



[________________ Insurance Company    $3,500,000 per occurrence and
Policy #XXX XXXXXX-X                   $9,000,000 in the aggregate as
                                       applicable; subject to a $3,000,000 per
                                       occurrence retention and $8,000,000 in
                                       the aggregate retention (indemnity only)]

                                     A1A-1

                                                                     EXHIBIT A-2

                                    Form of
         Certificate of Insurance Broker Confirming Insurance Coverage
                              (Excess Liability)

State Street Bank and Trust Company, individually and as Pass Through Trustee

State Street Bank and Trust Company, individually and as Indenture Trustee

GARC II 98-A Railcar Trust, by Wilmington Trust Company, individually and as Owner Trustee

[Owner Participant], as Owner Participant


                            Re: Trust GARC II 98-A

Gentlemen:

     Reference is hereby made to the Equipment Lease Agreement (GARC II 98-A) dated as of September 1, 1998 (the "Lease") between the Owner Trustee referred to above and General American Railcar Corporation II. We hereby certify that the Lessee is insured under various policies, effective (_______________), that provide excess public liability coverage for personal injury and property damage, subject to the policy terms, conditions and exclusions. We further certify that said policies:

     a.   afford limits of liability as indicated on the attached Exhibit A,
                                                                  ---------
excess of various underlying insurances or retained amounts and subject to aggregates where applicable;

     b. are in full force and effect and all premiums due with respect to said policies have been paid in full; and

     c. comply with the requirements contained in Section 12 of the Lease and all of the requirements listed on the attached Exhibit B.
                                               ---------

     We hereby agree on each of the dates specified in Section 12.1 of the Lease to issue a certificate (1) describing in reasonable detail the insurance carried by the Lessee relating to the Equipment and (2) confirming that all premiums due thereon have been paid.

     We hereby agree that, with respect to any policy of insurance maintained pursuant to Section 12.1 of the Lease, we will provide not less than 30 days' prior written notice to Lessor, the Indenture Trustee, Loan Participant and Owner Participant of any non-renewal or material adverse change with respect to such policy. For purposes of this paragraph, "material adverse

                                     A2-2
change" shall mean a material adverse change in policy limits, exclusions or deductibles or any material adverse change in policy coverages inconsistent with the requirements of Section 12.1(b) of the Lease.

     Capitalized terms not otherwise defined herein or in the exhibits attached hereto have the meaning assigned thereto in the Lease.

                                     A2-3

                                   EXHIBIT A
                      to Certificate of Insurance Broker


                   GATX Corporation Excess Liability Program
                  _____________, 199__ to ___________, 199__



[Umbrella Liability - Occurrence Basis     $1,000,000 Each Occurrence and
_______________ Insurance Company          Aggregate as Applicable Excess of
Policy #CUA-XXXXXX-X                       $3,500,000 Each Claim/$9,000,000
                                           aggregate as applicable


Excess Liability - Claims Made Basis       $50,000,000 Each Claim and Aggregate
[_____________________________]            as Applicable, Excess of $1,000,000
Policy #XX XXX XXX                         Each Claim in turn Excess of
                                           $3,500,000 Each Claim/$9,000,000
                                           aggregate as applicable]

                                     A2A-2

                                                                       EXHIBIT B


                            Insurance Requirements

     The following applies to the policies indicated on Exhibit A:
                                                        ---------

     1. The policies are in such amounts and for such risks and with such insurance companies and subject to such self-insurance not less comprehensive in amounts and against risks customarily insured against by the Lessee in respect of equipment owned or leased by it similar in type to the Equipment and consistent with prudent industry standards for companies engaged in the full service leasing of railcars.

     2. The policies have a third party liability limit of not less than $100,000,000 per occurrence or in the aggregate, and provide coverage excess of $[3,500,000] per occurrence (and $[9,000,000] in the aggregate) primary general liability.

     3.   The policies:

          (i) provide that if any such insurance is canceled or terminated (other than for normal expiration) for any reason whatever, the Lessor, Indenture Trustee and Owner Participant shall receive 30 days' prior notice of such cancellation or termination,

          (ii) name the Owner Participant, Lessor, Wilmington Trust Company, the Indenture Trustee and the Loan Participant as additional insured as their interests may appear (but only as respects liability arising out of the Operative Agreements or the Equipment),

          (iii) provide that inasmuch as such public liability insurance policies cover more than one insured, all terms, conditions, insuring agreements and endorsements, with the exceptions of limits of liability deductibles or retentions and liability for premiums, commissions, assessments or calls, operate in the same manner as if there were a separate policy or policies covering each insured,

          (iv) waive rights of subrogation against the Owner Participant, Lessor, Wilmington Trust Company and the Indenture Trustee,

          (v) provide that neither the Owner Participant, Lessor, Wilmington Trust Company nor the Indenture Trustee shall have any liability or obligation for insurance premiums whether for coverage before or after cancellation or termination of any such policies,

          (vi) shall be primary without contribution from any similar insurance maintained by Owner Participant, Lessor, Wilmington Trust Company, Indenture Trustee or Loan Participant.

          (vii) provides for sudden and accidental pollution coverage due to collision or overturn of railcars arising out of the use or operation of the units. The scope of this coverage includes clean up should Lessee become obligated to pay (other than on property owned, leased or occupied by Lessee).

                                                                       EXHIBIT C

                          Form of Transfer Agreement


                                   [To Come]

                                                                       EXHIBIT D


                        Form of Notice of Assignment of
                         Existing Car Service Contract


                                   [To Come]

                                                                       EXHIBIT E


                             [Equity Information]


                                   [To Come]

                                                                      Schedule 1
                                                         Participation Agreement


            Description of Equipment, Designation of Basic Groups,
             Designation of Functional Groups, and Equipment Cost

                                 See Attached

                                                                     Schedule 1A
                                                         Participation Agreement



                    List of Existing Car Service Contracts

                                                                      Schedule 2
                                                         Participation Agreement


          Commitment Percentage and Payment Information for Participants

1.    The percentage representing the Loan Participant's Commitment is
      ___________%
      All Payments to Loan Participant should be made by wire transfer of immediately available funds to:

             State Street Bank and Trust Company
             ABA No. ______________
             Credit:  _____________ Corporate Trust Administration
             Attention:  ______________
             Reference:  GARC II 98-A
             Account # ___________

2. The percentage representing the Owner Participant's Commitment is _____________%. All payments to ___________________, as Owner Participant should be made by wire transfer of immediately available funds to:

             _____________________
             ABA No. _____________
             Account # ___________________

                                                                      Schedule 3
                                                         Participation Agreement


                        Schedule of Basic Rent Payments


                                 See Attached

                                                                      Schedule 4
                                                         Participation Agreement


            Schedule of Stipulated Loss Value and Termination Value

      The Stipulated Loss Value for a Unit of Equipment as of the Basic Term Commencement Date and each Rent Payment Date shall be an amount equal to the percentage of the Equipment Cost for such Unit set opposite such date in this schedule. The Termination Value for a Unit of Equipment as of each Rent Payment Date shall be an amount equal to the percentage of the Equipment Cost for such Unit set opposite such date in this schedule.


                                 See Attached

                                                                      Schedule 5
                                                         Participation Agreement


                           Terms of Equipment Notes


                                 See Attached

                                                                      Schedule 6
                                                         Participation Agreement


                             Purchase Information



      Early Purchase Date:                    ____________, 20__

      Early Purchase Price:                   __________% (stated as a
                                              percentage of Equipment Cost), of
                                              which __________% may be deferred
                                              at the option of the Lessee and
                                              payable in ____ (__) equal
                                              installments on ________, _______,
                                              ____________ and ___________, 20__
                                              each in an amount of __________%
                                              of Equipment Cost.


      Basic Term Purchase Price:              _____________________________